UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.     )

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Equity Bancshares, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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EQUITY BANCSHARES, INC.

7701 East Kellogg Drive, Suite 300

Wichita, Kansas 67207

March 21, 2018

NOTICE OF 2018 ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of Equity Bancshares, Inc.:

Notice is hereby given that the 2018 Annual Meeting of Stockholders (the “Annual Meeting”) of Equity Bancshares, Inc. (the “Company”) will be held on April 25, 2018 at 5:00 p.m., Central Time, at Wichita Country Club, 8501 E. 13th Street North, Wichita, Kansas 67206. The Annual Meeting is being held for the following purposes:

1.	To elect three Class II members of the Company’s Board of Directors to serve until the Company’s 2021 annual meeting of stockholders, each until their successor is duly elected and qualified or until their earlier death, resignation or removal;

2.	To ratify the appointment of Crowe Chizek LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2018;

3.	To approve an amendment to the Amended and Restated 2013 Stock Incentive Plan to increase the number of shares available for issuance under such plan; and

4.	To transact such other business as may properly come before the meeting and any adjournment(s) or postponement(s) thereof.

These proposals are described in the accompanying proxy statement. The Board of Directors has fixed the close of business on March 13, 2018, as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting or any adjournment(s) or postponement(s) thereof. Only stockholders of record at the close of business on the record date are entitled to notice of and to vote at the Annual Meeting. The stock transfer books will not be closed. A list of stockholders entitled to vote at the Annual Meeting will be available for examination at the Company’s principal executive offices for ten days prior to the Annual Meeting.

You are cordially invited to attend the Annual Meeting; however, whether or not you expect to attend the Annual Meeting in person, you are urged to submit your proxy so that your shares of stock may be represented and voted in accordance with your preferences and in order to help establish the presence of a quorum at the Annual Meeting. You can vote your shares by properly completing, signing and returning the enclosed proxy card or voting via the Internet pursuant to the instructions provided on the enclosed proxy card. If you attend the Annual Meeting and would like to vote in person, you may do so even if you have already dated, signed and returned your proxy card.

By Order of the Board of Directors,

Brad S. Elliott

Chairman and Chief Executive Officer

YOUR VOTE IS IMPORTANT

You are cordially invited and urged to attend the Annual Meeting. Your participation in the Company’s affairs is important. Whether or not you plan to attend the Annual Meeting, please vote by completing, dating and signing the enclosed proxy card and promptly mailing it in the enclosed envelope, or via the Internet pursuant to the instructions provided on the enclosed proxy card. You can revoke your proxy in writing at any time before the Annual Meeting, so long as your written request is received by our corporate secretary before the call to order of the Annual Meeting. If you attend the Annual Meeting, you may vote in person if you wish, even if you have previously returned the proxy card.

EQUITY BANCSHARES, INC.

7701 East Kellogg Drive, Suite 300

Wichita, Kansas 67207

PROXY STATEMENT

2018 ANNUAL MEETING OF STOCKHOLDERS

This Proxy Statement is being furnished to you in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Equity Bancshares, Inc. for use at the Equity Bancshares, Inc. 2018 Annual Meeting of Stockholders (the “Annual Meeting”). In this Proxy Statement, references to “Equity,” the “Company,” “we,” “us,” “our” and similar expressions refer to Equity Bancshares, Inc., unless the context or a particular reference provides otherwise. In addition, unless the context otherwise requires, references to “stockholders” are to the holders of our voting securities, which consist of our Class A Common Stock, par value $0.01 per share (the “Class A Common Stock”).

The Board requests your proxy for the Annual Meeting that will be held on April 25, 2018, at 5:00 p.m., Central Time, at Wichita Country Club, 8501 E. 13th Street North, Wichita, Kansas 67206, for the purposes set forth in the accompanying notice (the “Notice”) and described in this Proxy Statement. By granting a proxy, you authorize the persons named in the proxy to represent you and vote your shares at the Annual Meeting or any adjournment(s) or postponement(s) thereof.

This Proxy Statement, Notice of Annual Meeting and Proxy Card are being mailed and released to stockholders on or about March 27, 2018.

If you attend the Annual Meeting, you may vote in person. If you are not present at the Annual Meeting, your shares may be voted only by a person to whom you have given a proper proxy.

Brokers are not permitted to vote your shares for discretionary matters, which include the election of directors, without your instructions as to how to vote. Please return your proxy card or vote via the Internet so that your vote can be counted.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2018 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON WEDNESDAY, APRIL 25, 2018.

Pursuant to rules promulgated by the Securities and Exchange Commission (“SEC”), the Company is providing access to its proxy materials both by sending you this full set of proxy materials and by notifying you of the availability of its proxy materials on the Internet. You may access the following information at investor.equitybank.com:

•	Notice of 2018 Annual Meeting of Stockholders to be held on Wednesday, April 25, 2018;

•	Proxy Statement for 2018 Annual Meeting of Stockholders to be held on Wednesday, April 25, 2018;

•	Form of Proxy; and

•	Annual Report on Form 10-K for the fiscal year ended December 31, 2017.

ABOUT THE ANNUAL MEETING

When and where will the meeting be held?

The Annual Meeting will be held on April 25, 2018 at 5:00 p.m., Central Time, at Wichita Country Club, 8501 E. 13th Street North, Wichita, Kansas 67206.

What is a proxy?

A proxy is another person that you legally designate to vote your stock. If you designate someone as your proxy in a written document, that document is also called a “proxy” or a “proxy card.”

What is a proxy statement?

A proxy statement is a document that describes the matters to be voted upon at the Annual Meeting and provides additional information about the Company. Pursuant to regulations of the SEC, we are required to provide you with a proxy statement containing certain information when we ask you to sign a proxy card to vote your stock at a meeting of the Company’s stockholders.

What is the purpose of the Annual Meeting?

At the Annual Meeting, stockholders will act upon the matters outlined in the Notice, including the following:

1.	To elect three Class II members of the Company’s Board to serve until the Company’s 2021 annual meeting of stockholders, each until their successor is duly elected and qualified or until their earlier death, resignation or removal;

2.	To ratify the appointment of Crowe Chizek LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2018;

3.	To approve an amendment to the Amended and Restated 2013 Stock Incentive Plan (the “Stock Incentive Plan”) to increase the number of shares available for issuance under such plan; and

4.	To transact such other business as may properly come before the meeting and any adjournment(s) or postponement(s) thereof.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Similarly, if you are a stockholder of record and hold shares in a brokerage account, you will receive a proxy card for shares held in your name and a voting instruction card for shares held in “street name.” Please complete, sign, date and return each proxy card and voting instruction card that you receive to ensure that all your shares are voted.

What is a record date and what does it mean?

The record date to determine the stockholders entitled to notice of and to vote at the Annual Meeting is the close of business on March 13, 2018 (the “Record Date”). The Record Date is established by the Board as required by the Company’s Second Amended and Restated Articles of Incorporation (the “Articles”), Amended and Restated Bylaws (the “Bylaws”) and Kansas law. On the Record Date, 14,609,414 shares of Class A Common Stock were outstanding.

Who is entitled to vote at the annual meeting?

Holders of Class A Common Stock as of the close of business on the Record Date may vote at the Annual Meeting.

What are the voting rights of the stockholders?

Each holder of Class A Common Stock is entitled to one vote for each share of Class A Common Stock registered, on the Record Date, in such holder’s name on the books of the Company on all matters to be acted upon at the Annual Meeting. The Company’s Articles prohibit cumulative voting in the election of directors by the common stock of the Company.

The holders of at least one-half of the outstanding shares of Class A Common Stock must be represented at the Annual Meeting, in person or by proxy, in order to constitute a quorum for the transaction of business. At any meeting of the Company’s stockholders, whether or not a quorum is present, the chairman of the meeting or the holders of a majority of the Class A Common Stock, present in person or represented by proxy and entitled to vote at the meeting, may adjourn the meeting from time to time without notice or other announcement.

Our Class B common stock, par value $0.01 per share, of the Company (“Class B Common Stock”) is non-voting and will have no voting rights at our Annual Meeting. As of the Record Date, no shares of our Class B Common Stock were outstanding.

What is the difference between a stockholder of record and a “street name” holder?

If your shares are registered directly in your name with Continental Stock Transfer and Trust Company (“Continental”), the Company’s stock transfer agent, you are considered the stockholder of record with respect to those shares. The Proxy Statement and proxy card have been sent directly to you by Continental at the Company’s request. On the Record Date, the company had 257 holders of record.

If your shares are held in a stock brokerage account or by a bank or other nominee, the nominee is considered the record holder of those shares. You are considered the beneficial owner of these shares, and your shares are held in “street name.” The Proxy Statement and proxy card have been forwarded to you by your nominee. As the beneficial owner, you have the right to direct your nominee concerning how to vote your shares by using the voting instructions it included in the mailing or by following its instructions for voting.

What is householding?

Some banks, brokers and other nominee record holders may be “householding” our proxy statements, annual reports and related materials. “Householding” means that only one copy of these documents may have been sent to multiple stockholders in one household. If you would like to receive your own set of Equity’s proxy statement, annual report and related materials, or if you share an address with another Equity stockholder and together both of you would like to receive only a single set of these documents, please contact your bank, broker or other nominee.

What is a broker non-vote?

A broker non-vote occurs when a broker holding shares for a beneficial owner does not vote on a particular proposal because the broker does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner. Your broker has discretionary authority to vote your shares with respect to Item 2—the ratification of the appointment of Crowe Chizek LLP as the Company’s independent registered public accounting firm. In the absence of specific instructions from you, your broker does not have discretionary authority to vote your shares with respect to Item 1—the election of directors to the Company’s Board or Item 3—the amendment of the Stock Incentive Plan.

How do I vote my shares?

If you are a record holder, you may vote your Class A Common Stock at the Annual Meeting in person or by proxy. To vote in person, you must attend the Annual Meeting and obtain and submit a ballot. The ballot will be provided at the Annual Meeting. To vote by proxy, you have two ways to vote:

•	mark, sign, date and promptly return the enclosed proxy card in the postage-paid envelope; or

•	go to the website www.cstproxyvote.com and follow the instructions for Internet voting on that website.

The proxy card is fairly simple to complete, with specific instructions on the card. By completing and submitting it, you will direct the designated persons (known as “proxies”) to vote your Class A Common Stock at the Annual Meeting in accordance with your instructions. The Board has appointed Brad S. Elliott and Gregory H. Kossover to serve as the proxies for the Annual Meeting.

Your proxy card will be valid only if you sign, date and return it before the Annual Meeting. Please note that Internet voting will close at 6:00 p.m., Central Time, on April 24, 2018. If you complete all of the proxy card except for one or more of the voting instructions, then the designated proxies will vote your shares “FOR” each proposal as to which you provide no voting instructions. We do not anticipate that any other matters will come before the Annual Meeting, but if any other matters properly come before the Annual Meeting, then the designated proxies will vote your shares in accordance with applicable law and their judgment.

If you hold your shares in “street name,” your bank, broker or other nominee should provide to you a voting instruction card along with the Company’s proxy solicitation materials. By completing the voting instruction card, you may direct your nominee how to vote your shares. If you complete the voting instruction card except for one or more of the voting instructions, then your broker will be unable to vote your shares with respect to the proposal as to which you provide no voting instructions, except that the broker has the discretionary authority to vote your shares with respect to Item 2—the ratification of the appointment of Crowe Chizek LLP.

If your shares of common stock are held in “street name,” your ability to vote over the Internet depends on your broker’s voting process. You should follow the instructions on your proxy card or voting instruction card.

Alternatively, if you hold your shares in “street name” and you want to vote your shares in person at the Annual Meeting, you must contact your nominee directly in order to obtain a proxy issued to you by your nominee holder. Note that a broker letter that identifies you as a stockholder is not the same as a nominee-issued proxy. If you fail to bring a nominee-issued proxy to the Annual Meeting, you will not be able to vote your nominee-held shares in person at the Annual Meeting.

Who counts the votes?

All votes will be tabulated by the inspectors of election appointed for the Annual Meeting. Votes for each proposal will be tabulated separately.

Can I vote my shares in person at the Annual Meeting?

Yes. If you are a stockholder of record, you may vote your shares at the Annual Meeting by completing a ballot at the Annual Meeting.

If you hold your shares in “street name,” you may vote your shares at the Annual Meeting only if you obtain a proxy issued by your bank, broker or other nominee giving you the right to vote the shares as discussed above.

Even if you currently plan to attend the Annual Meeting, we recommend that you also return your proxy card or voting instructions as described above so that your votes will be counted if you later decide not to attend the Annual Meeting or are unable to attend.

What are my choices when voting?

With respect to the election of directors, you may vote for the election of each nominee, against the election of each nominee, or abstain from voting for the election of each nominee. With respect to each of the other proposals, you may vote for the proposal, against the proposal or abstain from voting on the proposal.

What are the Board’s recommendations on how I should vote my shares?

The Board recommends that you vote your shares as follows:

Item 1—FOR the election of each nominee for director;

Item 2—FOR the ratification of the appointment of Crowe Chizek LLP; and

Item 3—FOR the amendment of the Stock Incentive Plan.

What if I do not specify how I want my shares voted?

If you are a record holder who returns a completed proxy card that does not specify how you want to vote your shares on one or more proposals, the proxies will vote your shares for each proposal as to which you provide no voting instructions, and such shares will be voted in the following manner:

Item 1—FOR the election of each nominee for director;

Item 2—FOR the ratification of the appointment of Crowe Chizek LLP; and

Item 3—FOR the amendment of the Stock Incentive Plan.

If you are a “street name” holder and do not provide voting instructions on one or more proposals, your bank, broker or other nominee will be unable to vote those shares, except that the nominee will have discretion to vote on Item 2—the ratification of the appointment of Crowe Chizek LLP.

May I change my vote after I have submitted my proxy card?

Yes. Each stockholder giving a proxy has the power to revoke it at any time before the Annual Meeting is called to order. This revocation is effective upon receipt, at any time before the Annual Meeting is called to order, by our corporate secretary of either (1) an instrument revoking the proxy, (2) a duly executed proxy bearing a later date than the preceding proxy, (3) logging onto the Internet website specified on your proxy card in the same manner you would to submit your proxy electronically and following the instructions indicated on the proxy card, or (4) attending the Annual Meeting and voting your shares in person. Your attendance alone at the Annual Meeting will not revoke your proxy unless you give written notice of revocation to the corporate secretary of the Company before the Annual Meeting is called to order.

All written notices of revocation and other communications with respect to revocation or proxies should be sent to: Equity Bancshares, Inc., 7701 East Kellogg Drive, Suite 300, Wichita, Kansas 67207, Attention: Corporate Secretary. If you are a “street name” holder, contact your bank, broker or other nominee so that they can provide instructions explaining how you may change or revoke your voting instructions.

What percentage of the vote is required to approve each proposal?

Each holder of Class A Common Stock is entitled to one vote for each share of Class A Common Stock registered, on the Record Date, in such holder’s name on the books of the Company on all matters to be acted upon at the Annual Meeting.

Item 1: The election of each nominee for director will require the affirmative vote of the holders of a majority of the Class A Common Stock present in person or represented by proxy at the Annual Meeting.

Item 2: The ratification of Crowe Chizek LLP’s appointment as the Company’s independent registered public accounting firm will require the affirmative vote of the holders of a majority of the Class A Common Stock present in person or represented by proxy at the Annual Meeting.

Item 3: The amendment of the Stock Incentive Plan will require the affirmative vote of the holders of a majority of the Class A Common Stock present in person or represented by proxy at the Annual Meeting.

What is a quorum?

Generally, a quorum is defined as the number of shares that are required to be present at the Annual Meeting so that the results of voting on a particular proposal at the Annual Meeting will be deemed to be the act of the stockholders as a whole. With respect to Equity, a quorum is determined by counting the relevant number of shares of Class A Common Stock represented in person or by proxy at the Annual Meeting. If you submit a properly executed proxy card (via mail or the Internet), you will be considered part of the quorum even if do not attend the Annual Meeting. The presence in person or by proxy of one-half of the Class A Common Stock outstanding on the Record Date will constitute a quorum.

How are broker non-votes and abstentions treated?

Brokers, as holders of record, are permitted to vote on certain routine matters, but not on non-routine matters. A broker non-vote occurs when a broker does not have discretionary authority to vote the shares and has not received voting instructions from the beneficial owner of the shares. The only routine matter to be presented at the Annual Meeting is Item 2—the ratification of the appointment of the independent registered public accounting firm. If you hold shares in “street name” and do not provide voting instructions to your broker, those shares will be counted as broker non-votes for all non-routine matters. Broker non-votes will be counted for purposes of calculating whether a quorum is present at the Annual Meeting with respect to all of the proposals to be considered at the Annual Meeting. However, broker non-votes will not be counted for purposes of determining the number of shares of stock having voting power present in person or represented by proxy.

For matters requiring the affirmative vote of the majority of stock having voting power present in person or represented by proxy, abstentions are included in the denominator as shares “present” or “represented” and have the same practical effect as a vote “against” a proposal.

Item 1: An abstention with respect to one or more nominees for director will have the effect of a vote against such nominee or nominees. A broker non-vote will not affect the outcome of this proposal.

Item 2: Any abstentions will have the effect of a vote against the proposal to ratify the appointment of Crowe Chizek LLP as the Company’s independent registered public accounting firm. Since the ratification of the appointment of the independent registered public accounting firm is considered a routine matter and a broker or other nominee may generally vote on routine matters, no broker non-votes are expected to occur in connection with this proposal.

Item 3: An abstention will have the effect of a vote against the amendment of the Stock Incentive Plan. A broker non-vote will not affect the outcome of this proposal.

Do I have any dissenters’ or appraisal rights with respect to any of the matters to be voted on at the Annual Meeting?

No. None of our stockholders has any dissenters’ or appraisal rights with respect to the matters to be voted on at the Annual Meeting.

What are the solicitation expenses and who pays the cost of this proxy solicitation?

Our Board is asking for your proxy and we will pay all of the costs of soliciting stockholder proxies. We may use officers and employees of the Company to ask for proxies, as described below.

Is this Proxy Statement the only way that proxies are being solicited?

No. In addition to the solicitation of proxies by use of the mail, if deemed advisable, directors, officers and employees of the Company may solicit proxies personally or by telephone or other means of communication, without being paid additional compensation for such services. This proxy solicitation is made by the Board and the cost of this solicitation is being borne by the Company. The Company will reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their reasonable expense in forwarding the proxy materials to beneficial owners of the Company’s Class A Common Stock. We also may engage a proxy solicitation firm to assist us with the solicitation of proxies and, if so, would expect to pay that firm approximately $20,000 for its services, plus out-of-pocket expenses.

Are there any other matters to be acted upon at the Annual Meeting?

Management does not intend to present any business at the Annual Meeting for a vote other than the matters set forth in the Notice and has no information that others will do so. The proxy also confers on the proxies the discretionary authority to vote with respect to any matter presented at the Annual Meeting for which advance notice was not received by the Company in accordance with our Bylaws. If other matters requiring a vote of the stockholders properly come before the Annual Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the shares represented by the proxies held by them in accordance with applicable law and their judgment on such matters.

Where can I find voting results?

The Company intends to publish the voting results in a Current Report on Form 8-K, which it expects to file with the SEC within four business days following the Annual Meeting.

Who can help answer my questions?

The information provided above in this “Question and Answer” format is for your convenience only and is merely a summary of the information contained in this Proxy Statement. We urge you to carefully read this entire Proxy Statement and the documents we refer to in this Proxy Statement. If you have any questions, or need additional material, please write to Equity Bancshares, Inc., 7701 East Kellogg Drive, Suite 300, Wichita, Kansas 67207, Attention: Jacob Willis, Investor Relations Officer or call (316) 779.1676 and ask for Jacob Willis.

ITEM ONE: ELECTION OF DIRECTORS

Classification of the Company’s Directors

In accordance with the terms of our Articles, our Board is divided into three classes, Class I, Class II and Class III, with each class serving staggered three-year terms, and is divided as follows:

•	The Class I directors are James L. Berglund, Jerry P. Maland and Shawn D. Penner. Their term will expire at the annual meeting of stockholders to be held in 2019;

•	The Class II directors are Brad S. Elliott, Gregory H. Kossover and Harvey R. Sorensen. Their term will expire at the annual meeting of stockholders to be held in 2018; and

•	The Class III directors are Gary C. Allerheiligen, Jeff A. Bloomer and Gregory L. Gaeddert. Their term will expire at the annual meeting of stockholders to be held in 2020.

Election Procedures; Term of Office

At each annual meeting of stockholders, or special meeting in lieu thereof, upon the expiration of the term of a class of directors, the successors to such directors will be elected to serve from the time of election and qualification until the third annual meeting following his or her election and the election and qualification of his or her successor or until such director’s earlier death, resignation or removal. Any additional directorships resulting from an increase in the number of directors will be distributed by the Board among the three classes so that, as nearly as possible, each class will consist of one-third of the directors.

The Corporate Governance and Nominating Committee has recommended to the independent members of our Board, and the independent members of the Board, meeting in an executive session, have approved the nomination of, Brad S. Elliott, Gregory H. Kossover and Harvey R. Sorensen to fill the Class II director seats, and the independent members of the Board recommend these nominees for election by our stockholders as members of the Board. Each of the nominees currently serves as a Class II director. The Class II nominees, if elected at the Annual Meeting, will serve until the annual meeting of stockholders in 2021.

Each Class II nominee receiving the affirmative vote of the holders of a majority of the Class A Common Stock present in person or represented by proxy at the Annual Meeting will be elected. Unless instructed to abstain or vote against one or more of the nominees, all shares of Class A Common Stock represented by proxy will be voted FOR the election of the nominees. If instructed to abstain or vote against one or more but not all of the nominees, all shares of Class A Common Stock represented by any such proxy will be voted FOR the election of the nominee or nominees, as the case may be, as to whom no instruction to abstain or vote against has been given.

If a nominee becomes unavailable to serve as a director for any reason before the election, the shares represented by proxy will be voted for such other person, if any, as may be designated by the Board. The Board has no reason to believe that any nominee will be unavailable to serve as a director. All of the nominees have consented to being named herein and to serve if elected.

Any director vacancy occurring after the election may be filled by the affirmative vote of the majority of the directors then in office, even if the remaining directors constitute less than a quorum of the full Board. In accordance with our Articles, the term of a director elected to fill a vacancy shall expire upon the expiration of the term of office of the class of directors in which such vacancy occurred.

In accordance with the terms of the Agreement and Plan of Reorganization, dated July 14, 2016, by and between the Company and Community First Bancshares, Inc., the Company agreed to appoint two directors of Community First Bancshares, Inc. to the Company’s Board in connection with the closing of the merger. Accordingly, the Company appointed Dan R. Bowers and Jerry P. Maland to its Board. Messrs. Bowers and

Maland were eligible to serve in such capacity until the annual meeting of stockholders of the Company following the merger in which their respective class of directors was subject to nomination and election. Mr. Maland was appointed to be a Class II director and his original term would have expired at this year’s annual meeting; however, in connection with the Board’s restructuring, Mr. Maland is transferring to a Class I director with a term that will expire at the annual meeting of stockholders to be held in 2019. Mr. Bowers was appointed to be a Class I director and his original term would have expired at the annual meeting of stockholders to be held in 2019; however, Mr. Bowers has voluntarily elected to resign from the Board in connection with a restructuring of the Board that is designed to further enhance the quality of the Company’s corporate governance. Messrs. Bowers and Maland were also appointed to serve on the board of directors of Equity Bank, the Company’s wholly-owned subsidiary, under the terms of such merger agreement.

Nominees for Election

The following table sets forth the name, age, position with the Company and director class for each nominee for election as a director of the Company:

Name	Age	Position(s) with Equity	Class
Brad S. Elliott	51	Chairman, President and Chief Executive Officer	II
Gregory H. Kossover	55	Executive Vice President and Chief Financial Officer	II
Harvey R. Sorensen	70	Director	II

The biography of each of the director nominees set forth below contains information regarding the person’s service as a director and/or executive officer, business experience, director positions held currently or at any time during the last five years, information regarding involvement in certain legal or administrative proceedings, if applicable, and the experiences, qualifications, attributes or skills that caused the Corporate Governance and Nominating Committee and the Board to determine that the person should serve as a director.

Brad S. Elliott is our founder, Chairman and Chief Executive Officer. He also serves as Chairman and Chief Executive Officer of Equity Bank. Before founding the Company in 2002, Mr. Elliott served as Director of Marketing at Koch Industries, Inc., a privately-held multinational corporation. Prior to joining Koch Industries, Inc., he served as a Regional President at Sunflower Bank, a community bank with locations throughout Kansas, Colorado and Missouri. Prior to joining Sunflower Bank, Mr. Elliott was employed in various capacities by Home State Bank and Trust for six years following graduation from McPherson College with a Bachelor of Science degree in Finance and Management. Mr. Elliott is also a graduate of the Stonier Graduate School of Banking. He has served on the board of directors for the Wichita Area Chamber of Commerce, the Wichita State University Shocker Athletic Scholarship Organization, PCS Advisory Board, Via Christi Health, and the Kansas Bankers Association. Mr. Elliott adds financial services experience, especially lending and asset liability management to the Board, as well as a deep understanding of the Company’s business and operations. Mr. Elliott also brings risk and operations management and strategic planning expertise to the Board, skills that are important as we continue to implement our business strategy and acquire and integrate growth opportunities.

Gregory H. Kossover has served as Executive Vice President and Chief Financial Officer and as Executive Vice President of Equity Bank since October 2013. He has served as a member of our Board since December 2011. Prior to joining the Company, Mr. Kossover served as President of Physicians Development Group, a builder and manager of senior living facilities in the Wichita, Kansas metropolitan area, from 2012 to 2013. From 2004 to 2011 he served as Chief Executive Officer of Value Place, LLC, one of the largest economy extended stay lodging franchises in the United States. Mr. Kossover previously served as Treasurer of Western Financial Corporation, a publicly-held thrift holding company. Mr. Kossover graduated from Emporia State University with a Bachelor of Science degree in Accounting and has successfully completed the Uniform Certified Public Accountants exam. Mr. Kossover’s leadership and financial experience provide important oversight of our financial reporting and enterprise and operational risk management to the Board.

Harvey R. Sorensen has served as a member of our Board since 2003. Mr. Sorensen has been a partner of Foulston Siefkin LLP, Kansas’s largest law firm, since 1978. His practice focuses on mergers and acquisitions, private equity transactions, venture capital investments and tax matters. Mr. Sorensen is a graduate of the Northwestern University School of Law, the Boston University Graduate School of Management and Beloit College. He is active in a variety of civic and charitable organizations and currently serves as Chairman of The Orpheum Theatre Board of Directors. Mr. Sorensen provides the Board with mergers and acquisitions and corporate governance experience in addition to his active involvement in many professional, civic and charitable organizations.

Vote Required

The election of each nominee for director will require the affirmative vote of the holders of a majority of the Class A Common Stock present in person or represented by proxy at the Annual Meeting. An abstention with respect to one or more nominees for director will have the effect of a vote against such nominee or nominees. A broker non-vote will not affect the outcome of this proposal.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE ELECTION OF EACH OF THE DIRECTOR NOMINEES.

CONTINUING DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth certain information with respect to our Class I and Class III directors whose terms of office do not expire at the Annual Meeting, and the executive officers of the Company who are not also directors:

Name	Age	Position(s) with the Company	Class	Director’s Term Expires
Directors Continuing until 2019:
James L. Berglund	83	Director	I	2019
Shawn D. Penner	48	Director	I	2019
Jerry P. Maland	68	Director	I	2019

Directors Continuing until 2020:
Gary C. Allerheiligen	70	Director	III	2020
Jeff A. Bloomer	60	Director	III	2020
Gregory L. Gaeddert	56	Director	III	2020

Non-Director Executive Officers:
John M. Blakeney	68	Executive Vice President, Chief Information Officer
Wendell L. Bontrager	49	Equity Bank President
Patrick J. Harbert	44	Executive Vice President and Community Markets President
Julie A. Huber	48	Executive Vice President, Strategic Initiatives, Secretary
Jennifer A. Johnson	54	Executive Vice President, Chief Operations Officer
Rolando Mayans	67	Executive Vice President and Chief Risk Officer
Elizabeth A. Money	49	Executive Vice President and Retail Director

Set forth below is the background, business experience, attributes, qualifications and skills of the Company’s continuing directors and executive officers. Executive officers serve at the discretion of the Board.

Directors Continuing in Office Until the 2019 Annual Meeting

James L. Berglund has served as a member of our Board since 2007. He worked for Sunflower Bank for 35 years, serving as President and Chief Executive Officer for twenty of those years. Since his retirement from Sunflower Bank in 2005, Mr. Berglund has served as lending consultant and on the board of directors of the State Bank of Osborne, Kansas. Mr. Berglund holds a Bachelor of Science in Business and a Juris Doctor from the University of Kansas. Mr. Berglund’s extensive banking experience and knowledge of the Kansas banking industry qualify him to serve on our Board.

Jerry P. Maland has served as a member of our Board since 2016. From 2005 until the Company’s acquisition of Community First Bancshares, Inc., Mr. Maland served as Chairman and Chief Executive Officer of Community First Bancshares, Inc. and its subsidiary bank, Community First Bank. Prior to joining Community First Bank, Mr. Maland owned and operated multiple McDonald’s franchises. Mr. Maland currently serves on the board of directors of several local charitable organizations in Harrison, Arkansas. He is a graduate of Luther College and holds a Bachelor of Science. Mr. Maland has significant experience in the banking industry in the North Arkansas market area, which is important to the Board’s oversight and the Company’s integration of this market.

Shawn D. Penner has served as a member of our Board since 2003. Mr. Penner is the owner of Shamrock Development, LLC, a real estate development firm, which he founded in 1997. He also serves as a director of First Federal of Olathe Bancorp, Inc., First Federal Savings and Loan Bank, and GPV, Inc. From 1993 to 1994, Mr. Penner worked as a national bank examiner for the Office of the Comptroller of the Currency. Mr. Penner graduated from Wichita State University with a Bachelor of Business Administration degree and a Master of Business Administration degree. He currently serves as a member of the Executive Board of the Wichita State University Alumni Association. Mr. Penner brings experience as an executive and local knowledge of our markets as well as bank regulatory and investment experience to the Board.

Directors Continuing in Office Until the 2020 Annual Meeting

Gary C. Allerheiligen has served as a member of our Board since 2014. Mr. Allerheiligen was a partner at Grant Thornton LLP from 1987 to his retirement in 2010, where he most recently served as a managing partner. Mr. Allerheiligen is a certified public accountant and is the past Chairman of the Board of the Kansas Society of Certified Public Accountants (“KSCPA”) and has served as the KSCPA’s elected member to the governing council of the American Institute of Certified Public Accountants. He is also a member of the Board of Trustees and Executive Committee of Emporia State University Foundation. Mr. Allerheiligen holds a Bachelor of Science in Business from Emporia State University. Mr. Allerheiligen’s experience and qualifications provide sound leadership to the Board. In addition, as a certified public accountant, Mr. Allerheiligen brings extensive accounting, management, strategic planning and financial skills important to the oversight of our financial reporting, enterprise and operational risk management.

Jeff A. Bloomer has served as a member of our Board since 2014. Since 2008, Mr. Bloomer has worked for Sunrise Oilfield Supply and is currently its President and Chief Operating Officer. Prior to 2008, Mr. Bloomer was Chief Operating Officer of Leslie Rudd Investment Company. Before joining Leslie Rudd Investment Company, he was Chief Executive Officer of IFR Systems, Inc., a NASDAQ listed company. Mr. Bloomer serves on the board of the Kansas Independent Oil and Gas Association and as a trustee of the Sedgwick County Zoo. He graduated from Emporia State University with a Bachelor of Science degree in Mathematics. Mr. Bloomer’s leadership experience of a NASDAQ listed company and diversified business experience qualifies him to serve on our Board.

Gregory L. Gaeddert has served as a member of our Board since 2007. Mr. Gaeddert has served as Managing Partner of B12 Capital Partners, LLC since 2006. Prior to co-founding B12 Capital Partners, LLC in 2006, Mr. Gaeddert was employed in various capacities by Commerce Bancshares, Inc. and its affiliates, including serving as Kansas City officer manager for its private equity arm, Capital For Business, Inc. He also served in various management roles for Commerce Bank in Wichita and Kansas City, including serving as Executive Vice President and Commercial Group Manager, Executive Committee and Senior Loan Committee member for the Wichita Bank. Mr. Gaeddert currently serves on the board of directors of Great Plains Ventures, Inc., IBT Industrial Solutions and several of B12 Capital Partners’ portfolio companies. Mr. Gaeddert graduated from Bethel College with a degree in Economics and Business Administration and he earned a Master of Business Administration degree from the University of Kansas. His experience and qualifications provide sound leadership to the Board. In addition, Mr. Gaeddert brings strong investment, accounting and financial skills important to the oversight of our financial reporting, enterprise and operational risk management.

Non-Director Executive Officers

John M. Blakeney has served as Executive Vice President and Chief Information Officer since August 2017. Mr. Blakeney joined Equity Bank after nearly five years in an executive role as Chief Operations Officer for CoreFirst Bank & Trust in Topeka, Kansas. Mr. Blakeney developed several key treasury management, cash and deposit operations, and electronic processes for CoreFirst, and led software engineering and information security processes throughout his tenure at CoreFirst. Mr. Blakeney served as Chief Information Officer for Commerce Bank of Kansas City from 2004 through 2010 and Group Vice President for Summit

Service Corporation from 1997 through 1999 before Summit’s merger into Wells Fargo. He also has served as an information technology consultant and outside the banking industry, worked as Chief Information Officer for a directory assistance and technology company in Pennsylvania. Mr. Blakeney has an M.B.A. from Wharton Graduate School at the University of Pennsylvania, and earned his B.S. from Kean University in Union, N.J.

Wendell L. Bontrager has served as Equity Bank President and director of Equity Bank since February 2017. Mr. Bontrager joined Equity Bank from Old National Bank where he served as Region President from 2014 to 2017. Prior to Old National Bank, Mr. Bontrager was the Executive Vice President and Chief Lending Officer of Tower Bank & Trust Company from 2008 to 2014. Mr. Bontrager is a graduate of Goshen College.

Patrick J. Harbert has served as Executive Vice President and Community Markets President of Equity Bank since 2003. Prior to joining the Company, he was the Dodge City Market President for Sunflower Bank from June 1998 to August 2003. He graduated from Friends University with a Bachelor of Arts degree in Business, and he is also a graduate of the Graduate School of Banking at Colorado and the Bank Leaders of Kansas, which is sponsored by the Kansas Bankers Association. Harbert was elected to the Kansas Bankers Association Board of Directors in 2014 to serve a three year term.

Julie A. Huber serves as Executive Vice President, Strategic Initiatives. Ms. Huber joined Equity Bank in 2003 and has served in a variety of leadership roles for Equity Bank over a period of fourteen years, including overseeing our operations, human resources, compliance functions, and sales and training, and has managed the integration process for each community bank we have acquired. Ms. Huber served as President of Signature Bank following our acquisition of Signature Bank in 2007. Prior to joining the Company, Ms. Huber most recently served as the executive of Sunflower Bank responsible for the retail, operational, compliance and security functions. Ms. Huber graduated from McPherson College with a Bachelor of Science degree in Business Administration and History, received her Master of Business Administration from Baker University in 2014 and is a graduate of the Stonier Graduate School of Banking and the Bank Leaders of Kansas.

Jennifer A. Johnson has served as Executive Vice President, Chief Operations Officer of Equity Bank since January 2012. Ms. Johnson previously served as the Executive Vice President, Chief Operations Officer and Chief Information Officer of Sunflower Bank where she was employed for 27 years. She graduated from Benedictine College with a Bachelor of Arts degree in Business and earned a Master of Business Administration degree from Kansas Wesleyan University. Ms. Johnson was honored as the 2007 Women of Achievement in Business and Industry and Kansas State University Alumni Fellow for the College of Technology. Ms. Johnson is a graduate of the Stonier Graduate School of Banking.

Rolando Mayans has served as Executive Vice President and Chief Risk Officer of Equity Bank since 2013. From 2009 to 2013, Mr. Mayans served as Chief Lending Officer for First National Bank of Hutchinson in Hutchinson, Kansas. He previously served as Chief Credit Officer of Equity Bank from 2006 to 2009. Mr. Mayans previously served as Chief Auditor for Fourth Financial Corporation and Bank IV and was instrumental in leading their due diligence efforts in connection with acquisitions. Mr. Mayans earned a Bachelor of Arts and a Masters in Accounting from Wichita State University. He is also a certified public accountant.

Elizabeth A. Money has served as Executive Vice President and Retail Director of Equity Bank since 2010. Prior to joining the Bank, Ms. Money served as a consultant to the FDIC for SolomonEdwards Group, a privately held, national professional services firm focused on strategy execution. Before joining SolomonEdwards Group, Ms. Money was Vice President, District Manager for U.S. Bank in Kansas City, where she oversaw 16 U.S. Bank locations in the Kansas City metropolitan area and over 150 employees for nearly 10 years. She was also employed by U.S. Bank for nine years in various retail banking roles in the Columbus, Ohio metropolitan area. She is a 2014 graduate of Banking Leadership Missouri, a program of the Missouri Banker’s Association. Ms. Money graduated from Bowling Green State University in Ohio with a Bachelor of Science in Business Administration.

CORPORATE GOVERNANCE

Risk Management and Oversight

Our Board is responsible for oversight of management and the business and affairs of the Company, including those relating to management of risk. Our full Board determines the appropriate risk for us generally, assesses the specific risks faced by us, and reviews the steps taken by management to manage those risks. While our full Board maintains the ultimate oversight responsibility for the risk management process, its committees oversee risk in certain specified areas. In particular, the Risk Management Committee and Audit Committee assist the Board in monitoring the effectiveness of the Company’s identification and management of risk, including financial and other business risks. The Compensation Committee is responsible for overseeing the management of risks relating to our executive and employee compensation plans and arrangements, and periodically reviews these arrangements to evaluate whether incentive or other forms of compensation encourage unnecessary or excessive risk taking by the Company. Our Corporate Governance and Nominating Committee monitors the risks associated with the independence of our Board and our Credit Committee oversees our general credit risk management policies and other credit related risks. Management regularly reports on applicable risks to the relevant committee or the full Board, as appropriate, with additional review or reporting on risks conducted as needed or as requested by our Board and its committees.

Meetings of the Board

The Board held eight regular meetings and three special meetings during 2017. There was no director who attended less than 75% of the aggregate of the (1) total number of meetings of the Board and (2)  total number of meetings held by committees on which he or she served.

Leadership Structure

Our Board meets at least eight times a year, and the board of directors of Equity Bank also meets at least eight times a year. Our Board does not have a policy regarding the separation of the roles of Chief Executive Officer and Chairman of the Board, as the Board believes that it is in the best interests of our organization to make that determination from time to time based on the position and direction of our organization and the membership of the Board. The Board has determined that having our Chief Executive Officer serve as Chairman of the Board is in the best interests of our stockholders at this time. This structure makes best use of the Chief Executive Officer’s extensive knowledge of our organization and the banking industry. The Board views this arrangement as also providing an efficient nexus between our organization and the Board, enabling the Board to obtain information pertaining to operational matters expeditiously and enabling our Chairman to bring areas of concern before the Board in a timely manner.

Committees of the Board

Our Board has established standing committees in connection with the discharge of its responsibilities. These committees include the Audit Committee, Compensation Committee, Corporate Governance and Nominating Committee, Credit Committee and Risk Management Committee. Our Board also may establish such other committees as it deems appropriate, in accordance with applicable law and regulations and our corporate governance documents. The composition and responsibilities of each committee are described below. Members will serve on these committees until their resignation or until otherwise determined by our Board.

Audit Committee

Our Audit Committee consists of Gary C. Allerheiligen, James L. Berglund and Gregory L. Gaeddert, with Mr. Berglund serving as chair of the Audit Committee. Our Audit Committee has responsibility for, among other things:

•	selecting and hiring our independent registered public accounting firm, and approving the audit and non-audit services to be performed by our independent registered public accounting firm;

•	evaluating the qualifications, performance and independence of our independent registered public accounting firm;

•	monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to financial statements or accounting matters;

•	reviewing the adequacy and effectiveness of our internal control policies and procedures;

•	discussing the scope and results of the audit with the independent registered public accounting firm and reviewing with management and the independent registered public accounting firm our interim and year-end operating results; and

•	preparing the Audit Committee report required by the SEC to be included in our annual proxy statement.

Rule 10A-3 promulgated by the SEC under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and applicable NASDAQ Stock Market LLC (“NASDAQ”) rules require our Audit Committee to be composed entirely of independent directors. Our Board has affirmatively determined that each of the members of our Audit Committee meet the definition of “independent directors” under the rules of the NASDAQ and for purposes of serving on an Audit Committee under applicable SEC rules. Our Board also has determined that Mr. Berglund qualifies as an “audit committee financial expert” as defined by the SEC.

Our Board has adopted a written charter for our Audit Committee, which is available on our corporate website at investor.equitybank.com. The Audit Committee held five meetings during 2017.

Compensation Committee

Following our Annual Meeting, our Compensation Committee will consist of Gary C. Allerheiligen, Jeff A. Bloomer and Jerry P. Maland, with Mr. Allerheiligen serving as chair of the committee. During 2017 and up to the Annual Meeting, the members of our Compensation Committee were Gary C. Allerheiligen, Jeff A. Bloomer and Roger A. Buller. Compensation Committee The Compensation Committee is responsible for, among other things:

•	reviewing and approving compensation of our executive officers including annual base salary, annual incentive bonuses, specific goals, equity compensation, employment agreements, severance and change in control arrangements, and any other benefits, compensation or arrangements;

•	reviewing and recommending compensation goals, bonus and stock compensation criteria for our employees;

•	evaluating the compensation of our directors;

•	reviewing and discussing annually with management our executive compensation disclosure required by SEC rules; and

•	administrating, reviewing and making recommendations with respect to our equity compensation plans.

Our Board has evaluated the independence of the members of our Compensation Committee and has determined that each of the members of our Compensation Committee is an “independent director” under the NASDAQ standards. The members of the Compensation Committee also satisfy the independence requirements and additional independence criteria under Rule 10C-1 under the Exchange Act, qualify as “non-employee directors” within the meaning of Rule 16b-3 under the Exchange Act and “outside directors” within the meaning of Section 162(m) of the Internal Revenue Code (the “Code”).

Our Board has adopted a written charter for our Compensation Committee, which is available on our corporate website at investor.equitybank.com. The Compensation Committee held six meetings during 2017.

Corporate Governance and Nominating Committee

Following our Annual Meeting, our Corporate Governance and Nominating Committee consists of Brad S. Elliott, Shawn D. Penner and Harvey R. Sorensen, with Mr. Sorensen serving as chair of the committee. During 2017 and up to the Annual Meeting, the members of our Compensation Committee were P. John Eck, Brad S. Elliott, Shawn D. Penner and Harvey R. Sorensen. The Corporate Governance and Nominating Committee is responsible for, among other things:

•	assisting our Board in identifying prospective director nominees and recommending nominees for each annual meeting of stockholders to the Board for the approval of such recommendation by a majority of the independent directors;

•	reviewing periodically the corporate governance principles adopted by the Board and developing and recommending governance principles applicable to our Board;

•	overseeing the evaluation of our Board; and

•	recommending members for each board committee of our Board.

Our Board has evaluated the independence of the members of our Corporate Governance and Nominating Committee and has determined that each of the members of our Corporate Governance and Nominating Committee, other than Brad S. Elliott, is “independent” under the NASDAQ standards.

Our Board has adopted a written charter for our Corporate Governance and Nominating Committee, which is available on our corporate website at investor.equitybank.com. The Corporate Governance and Nominating Committee held five meetings during 2017.

Credit Committee

Our Credit Committee consists of James L. Berglund, Brad S. Elliott, Gregory H. Kossover and Shawn D. Penner. The Credit Committee is responsible for, among other things:

•	assisting the Board in fulfilling its oversight responsibilities;

•	reviewing and approving credits above Board-specified dollar limits;

•	monitoring the performance and quality of Equity Bank’s credit portfolio;

•	reviewing and assessing the adequacy of the allowance for loan losses; and

•	overseeing the administration and effectiveness of, and compliance with, Equity Bank’s credit policies.

Risk Management Committee

Our Risk Management Committee consists of Gary C. Allerheiligen, James L. Berglund, Brad S. Elliott, Gregory L. Gaeddert, Gregory H. Kossover and Harvey R. Sorensen, with Mr. Gaeddert serving as chair of the committee. The Risk Management Committee is responsible for, among other things:

•	overseeing the Company’s risk management framework, including policies and practices relating to the identification, measurement, monitoring and controlling the Company’s principal business risks;

•	ensuring that the Company’s risk management framework is commensurate with its structure, risk profile, complexity, activities and size; and

•	providing an open forum for communications between management, third parties and our Board to discuss risk and risk management.

Director Nominations

Pursuant to its charter, the Corporate Governance and Nominating Committee is responsible for the process relating to director nominations, including identifying, recruiting, interviewing and selecting individuals who may be nominated for election to the Board. The Corporate Governance and Nominating Committee considers nominees to serve as directors of the Company and recommends such persons to the Board. The majority of the independent directors meeting in an executive session then approve nominees for presentation and election by the Company’s stockholders.

The Corporate Governance and Nominating Committee also considers director candidates recommended by stockholders who appear to be qualified to serve on our Board and meet the criteria for nominees considered by the committee. The Corporate Governance and Nominating Committee may choose not to consider an unsolicited recommendation if no vacancy exists on the Board and the Corporate Governance and Nominating Committee does not perceive a need to increase the size of the Board. In order to avoid the unnecessary use of the Corporate Governance and Nominating Committee’s resources, the Corporate Governance and Nominating Committee will consider only those director candidates recommended in accordance with the procedures set forth below in the section titled “Procedures to be Followed by Stockholders.”

Criteria for Director Nominees

The Corporate Governance and Nominating Committee seeks to identify and select director nominees who will contribute to the Company’s overall corporate goals including: responsibility to its stockholders, industry leadership, customer success, positive working environment and integrity in financial reporting and business conduct. The Corporate Governance and Nominating Committee assesses nominees based upon (1) independence, experience, areas of expertise and other factors relative to the overall composition of the Board and (2) the appropriateness of Board membership of the nominee based on current responsibilities of Board members. The Corporate Governance and Nominating Committee also considers the following qualifications in assessing nominees for election or re-election to the Board:

•	demonstrated ability and sound judgment that usually will be based upon broad experience;

•	personal qualities and characteristics, accomplishments and reputation in the business community, professional integrity, educational background, business experience and related experience;

•	willingness to objectively appraise management performance;

•	giving due consideration to potential conflicts of interest, current knowledge and contacts in the communities in which the Company does business and in the Company’s industry or other industries relevant to the Company’s business;

•	ability and willingness to commit adequate time to Board and committee matters, including attendance at Board meetings, committee meetings and annual stockholders meetings;

•	commitment to serve on the Board over a period of several years to develop knowledge about the Company’s principal operations;

•	fit of the individual’s skills and personality with those of other directors and potential directors in building a Board that is effective, collegial and responsive to the needs of the Company and the interests of its stockholders;

•	diversity of viewpoints, background, experience and other demographics; and

•	other factors deemed relevant and appropriate by the Corporate Governance and Nominating Committee.

The Corporate Governance and Nominating Committee reviews, from time to time, the experience and characteristics appropriate for Board members and director candidates in light of the Board’s composition at the time and the skills and expertise needed for effective operation of the Board and its committees.

Procedures to be Followed by Stockholders

Under Article VI of our Articles, a stockholder may make a nomination or nominations for director of the Company at an annual meeting of stockholders; provided, that the requirements set forth in the Articles have been satisfied. If such requirements have not been satisfied, any nomination sought to be made by such stockholder for consideration and action by the stockholders at such annual meeting of stockholders shall be deemed not properly brought before the meeting, shall be ruled by the Chairman of the meeting to be out of order, and shall not be presented or acted upon at the meeting.

Accordingly, a stockholder must satisfy the requirements summarized below to nominate a director to the Board of the Company:

•	The stockholder nominating a director must be a stockholder of record on the record date for such annual meeting, must continue to be a stockholder of record at the time of such meeting, and must be entitled to vote on such matter so presented.

•	The stockholder nominating a director must deliver or cause to be delivered a written notice to the Secretary of the Company. Such notice must be received by the Secretary no less than one hundred twenty (120) days prior to the day corresponding to the date on which the Company released its proxy statement in connection with the previous year’s annual meeting; provided, however, that if the date of the annual meeting has been changed by more than thirty (30) days from the date of the previous year’s annual meeting, such notice must be received by the Secretary a reasonable time prior to the time at which notice of such meeting is delivered to the stockholders. The notice shall specify: (a) the name and address of the stockholder as they appear on the books of the Company; (b) the class and number of shares of the Company which are beneficially owned by the stockholder; (c) any material interest of the stockholder in the proposed business described in the notice; (d) each nomination sought to be made, together with the reasons for each nomination, a description of the qualifications and business or professional experience of each proposed nominee and a statement signed by each nominee indicating his or her willingness to serve if elected, and disclosing the information about such stockholder that would be required by the Exchange Act, and the rules and regulations promulgated thereunder, to be disclosed in the proxy materials for the meeting involved if such stockholder were a nominee of the Company for election as one of its directors; and (e) if requested by the Company, all other information that would be required to be filed with the SEC if, with respect to the business proposed to be brought before the meeting, the person proposing such business was a participant in a solicitation subject to Section 14 of the Exchange Act.

•	Notwithstanding satisfaction of the provisions of the requirements set forth above, the proposal described in the notice may be deemed not to be properly brought before the meeting if, pursuant to state law or any rule or regulation of the SEC, it was offered as a stockholder proposal and was omitted, or had it been so offered, it could have been omitted, from the notice of, and proxy material for, the meeting (or any supplement thereto) authorized by the Board.

•	In the event such notice is timely given in accordance with the requirements set forth in the Articles and the business described therein is not otherwise disqualified pursuant to the Articles, such business may be presented by, and only by, the stockholder who shall have given the notice required by the Articles or a representative of such stockholder.

The above summary does not purport to be a complete statement of all the terms and conditions that a stockholder must satisfy to make a proposal or nominate a director. Any stockholder desiring to take any of these actions should consult, without limitation, the Articles, our Bylaws, applicable Kansas law, SEC rules and regulations and their own legal counsel.

Stockholder Communications with Our Board

Stockholders and other interested parties may communicate by writing to Jacob Willis, Investor Relations Officer, at our principal executive offices, 7701 East Kellogg Drive, Suite 300, Wichita, Kansas 67207. Stockholders may submit their communications to the Board, any committee of the Board or individual directors on a confidential or anonymous basis by sending the communication in a sealed envelope marked “Stockholder Communication with Directors” and clearly identifying the intended recipient(s) of the communication.

The Company will review each communication and will forward the communication, as expeditiously as reasonably practicable, to the addressees if: (1) the communication complies with the requirements of any applicable policy adopted by the Board relating to the subject matter of the communication; and (2) the communication falls within the scope of matters generally considered by the Board. To the extent the subject matter of a communication relates to matters that have been delegated by the Board to a committee or to an executive officer of the Company, then the Company may forward the communication to the executive officer or chairman of the committee to which the matter has been delegated. The acceptance and forwarding of communications to the members of the Board or an executive officer does not imply or create any fiduciary duty of the Board members or executive officer to the person submitting the communications.

Information may be submitted confidentially and anonymously, although the Company may be obligated by law to disclose the information or identity of the person providing the information in connection with government or private legal actions and in other circumstances. The Company’s policy is not to take any adverse action, and not to tolerate any retaliation, against any person for asking questions or making good faith reports of possible violations of law, the Company’s policies or its Corporate Code of Business Conduct and Ethics.

Director Attendance at the Annual Meeting

The Board encourages directors to attend the Annual Meeting. All of the Company’s directors attended the Company’s 2017 annual meeting of stockholders held on April 26, 2017, except for Messrs. Buller and Sorensen.

Code of Business Conduct and Ethics

Our Board has adopted a Code of Business Conduct and Ethics that applies to all of our employees, officers and directors. The full text of our Code of Business Conduct and Ethics is available on our corporate website at investor.equitybank.com. The Code of Business Conduct and Ethics may be accessed by selecting “Investor Relations” and then “Corporate Governance” from the menus on our website.

Director Independence

Under the rules of the NASDAQ, independent directors must comprise a majority of our Board. The rules of the NASDAQ, as well as those of the SEC, also impose several other requirements with respect to the independence of our directors. Our Board has evaluated the independence of its members and our director nominees based upon the rules of the NASDAQ and the SEC. Applying these standards, our Board has affirmatively determined that, with the exception of Brad S. Elliott and Gregory H. Kossover, each of our directors is an independent director, as defined under the applicable rules.

Board Restructuring

In connection with a restructuring of the Board, Dan R. Bowers, Roger A. Buller, Michael R. Downing, P. John Eck and Randee R. Koger each notified the Company of their intent to resign from the Board effective immediately prior to the Annual Meeting. Each of the foregoing directors volunteered to resign from the Board in connection with the restructuring of the Board. At the effective time of the resignations, the number of directors that compose our Board will be reduced from fourteen directors to nine directors. The Company believes that the smaller size of the Board will improve the corporate governance of the Company. Each of the directors that resigned from the Company’s Board will continue to serve on the board of directors of Equity Bank. The determinations of Messrs. Bowers, Buller, Downing and Eck and Ms. Koger to resign was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices. As a result of the resignations, the Board determined that it is in the best interests of the Company’s stockholders for Jerry P. Maland to transfer from a Class II to a Class I director in order to apportion the number of directors equally among each of the three classes of directors. Mr. Maland will be classified as a Class I director following the effective time of the resignations.

DIRECTOR COMPENSATION

Fees

During 2017, we paid each of our non-employee directors a retainer of $32,000 for their service as a director. In addition, we paid the non-employee members of our Compensation, Corporate Governance and Nominating and Risk Management Committees $2,400 for services on such committees during the same period. The chairman of each of these committees, and the chairman of our Credit Committee earned $4,800 for serving in such role in 2017. Each member of our Audit Committee received a retainer of $4,500 for serving on the Audit Committee during 2017. The chairman of our Audit Committee received a retainer of $6,500 for his service during 2017. In 2017, we paid our non-employee directors that serve on our Credit Committee a retainer of $24,000 for serving on our Credit Committee. Pursuant to our director compensation policy we prepay our directors fees on May 1 of each year and the fees are earned over a one-year period. Our director compensation policy also permits our directors to elect to receive their compensation in cash, stock or stock options or a combination of cash and stock or stock options. We also reimburse all non-employee directors for their reasonable out-of-pocket travel expenses incurred in attending meetings of our Board or any committees of the Board.

All of our directors also serve as directors of Equity Bank. During 2017, our directors did not receive any additional compensation for service on the board of Equity Bank. Messrs. Elliott and Kossover did not receive any additional compensation for service on our Board and Equity Bank’s board of directors for 2017. For fiscal 2018, Mr. Kossover will receive board fees for his service on the Board.

The following table sets forth the compensation earned by each non-employee director who served on our Board in 2017:

Name	Fees Earned or Paid in Cash ($)(1)(2)	Total ($)
Gary C. Allerheiligen	$42,900	$42,900
L. James Berglund	64,100	64,100
Jeff A. Bloomer	34,400	34,400
Dan R. Bowers(3)	32,800	32,800
Roger A. Buller(3)	34,400	34,400
Michael R. Downing(3)	32,800	32,800
P. John Eck(3)	34,400	34,400
Gregory L. Gaeddert	41,300	41,300
Michael B. High(4)	10,667	10,667
Randee R. Koger(3)	32,800	32,800
Jerry P. Maland	32,800	32,800
Shawn D. Penner	58,400	58,400
Harvey R. Sorensen	39,200	39,200

(1)	Pursuant to our director compensation policy, our directors may elect to receive the compensation payable to them for service as a director of the Company in cash, stock options, stock or a combination thereof. Accordingly, in lieu of a cash payment in the amount set forth in the table above, our directors elected to receive the compensation earned by them as follows:

•	Messrs. Allerheiligen and Sorensen elected to receive their director compensation entirely in stock options of the Company, for which Mr. Allerheiligen earned 7,423 stock options and Mr. Sorensen earned 6,783 stock options;

•	Messrs. Bloomer and Gaeddert elected to receive a portion of their director compensation in cash and a portion in stock options of the Company. Mr. Bloomer earned 2,976 stock options of Company and $17,200 in cash. Mr. Gaeddert earned 3,573 stock options of Company and $20,650 in cash;

•	Mr. Buller elected to receive his director compensation entirely in stock of the Company, for which Mr. Buller earned 1,093 shares of stock; and

•	Messrs. Berglund, Bowers, Downing, Eck, High, Maland and Penner and Ms. Koger each elected to receive their director compensation entirely in cash.

(2)	With the exception of stock options granted to directors who elected to receive payment in stock options in lieu of cash payments of their fees, no options were granted to our directors in 2017. Directors that elected to receive stock options received a grant of options on May 1, 2017, which consisted of a prepayment for the period from May 1, 2017 to April 30, 2018. Such stock options are subject to pro rata vesting over the one-year period, subject to limited exceptions, the stock options may only be exercised by the director. As of December 31, 2017, Mr. Allerheiligen held 19,233 stock options, Mr. Berglund held 14,824 stock options, Mr. Bloomer held 7,017 stock options, Mr. Buller held 15,480 stock options, Mr. Eck held 7,591 stock options, Mr. Gaeddert held 12,103 stock options, Ms. Koger held 15,597 stock options and Mr. Sorensen held 26,647 stock options. Messrs. Bowers, Downing, Maland and Penner held no stock options.

(3)	Resigned from the Board effective immediately prior to the Annual Meeting.

(4)	Mr. High’s term of office as a director ended at the 2017 annual meeting of stockholders.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

We are providing compensation disclosure that satisfies the requirements applicable to emerging growth companies, as defined in the JOBS Act. Our named executive officers for 2018, which consist of our principal executive officer and the two other most highly compensated executive officers, are:

•	Brad S. Elliott, Chief Executive Officer and Chairman of the Board;

•	Gregory H. Kossover, Executive Vice President, Chief Financial Officer and Director; and

•	Wendell L. Bontrager, President of Equity Bank.

Summary Compensation Table

The following table provides information regarding the compensation of our named executive officers for the years ended December 31, 2017, 2016 and 2015. Except as set forth in the notes to the table, all cash compensation for Messrs. Elliott, Kossover and Bontrager was paid by Equity Bank, where each serves in the same capacity.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(2)		Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)		Total ($)
Brad S. Elliott	2017	651,884	333,770	66,732	133,331		—	—	134,532	(4)	1,320,249
Chief Executive Officer and Chairman of the Board	2016 2015	666,230 367,500	75,000 147,221	— —	— 147,221	(3)	— —	— —	66,483 51,259	(5) (6)	807,713 713,201

Gregory H. Kossover	2017	350,714	321,689	41,674	144,000		—	—	24,016	(7)	882,093
Executive Vice President, Chief Financial Officer and Director	2016 2015	278,311 231,753	95,000 10,000	— —	— 126,800		— —	— —	22,403 61,012	(8) (9)	395,714 429,565

Wendell L. Bontrager	2017	237,562	65,000	110,014	244,500		—	—	97,595	(10)	754,671
President of Equity Bank

(1)	These amounts represent the aggregate grant-date fair value of time-based restricted stock unit awards, determined in accordance with FASB ASC Topic 718. The grant-date fair value of restricted stock units is determined by the closing price of the Company’s stock on the date of grant. See Note 19 to the consolidated financial statements for the year ended December 31, 2017.
(2)	These amounts represent the aggregate grant-date fair value of stock option awards, determined in accordance with FASB ASC Topic 718. See Note 19 to the consolidated financial statements for the year ended December 31, 2017 for a discussion of the associated assumptions used in the valuation of stock-option awards.
(3)	This amount represents the portion of Mr. Elliott’s bonus that was earned in 2015 and paid in the first quarter of 2016 in stock options to purchase Class A Common Stock under the terms of his employment agreement.
(4)	This amount includes (i) club dues of $13,397, (ii) the value of the use of a company owned vehicle of $25,685, (iii) life insurance premiums of $84,650 and (iv) Company 401(k) contributions of $10,800.
(5)	This amount includes (i) club dues of $12,768, (ii) the value of the use of a company owned vehicle of $26,765, (iii) life insurance premiums of $16,350 and (iv) Company 401(k) contributions of $10,600.
(6)	This amount includes (i) club dues of $10,923, (ii) the value of the use of a company owned vehicle of $16,536, (iii) life insurance premiums of $13,200 and (iv) Company 401(k) contributions of $10,600.
(7)	This amount includes (i) club dues of $13,216 and (ii) Company 401(k) contributions of $10,800.
(8)	This amount includes (i) club dues of $11,803 and (ii) Company 401(k) contributions of $10,600.
(9)	This amount includes (i) club dues of $10,815, (ii) fees for services as a director of the Company of $40,500 and (iii) Company 401(k) contributions of $9,697. Mr. Kossover elected to receive 7,849 stock options in lieu of cash payments for his service as a director of the Company.
(10)	This amount includes (i) club dues of $29,567, (ii) the value of the use of a company owned vehicle of $16,974 and (iii) relocation and temporary housing costs of $51,054.

Narrative Discussion of Summary Compensation Table

General

We compensate our named executive officers through a mix of base salary, cash incentive bonuses, long-term incentive compensation and other benefits, which include certain perquisites. We believe the current mix and value of these compensation elements provide our named executive officers with total annual compensation that is both reasonable and competitive within our markets, appropriately reflects our performance and the executive’s particular contributions to that performance, and takes into account applicable regulatory guidelines and requirements.

Base Salary

The base salaries of our named executive officers have been historically reviewed and set annually by the Board working with our Compensation Committee as part of the Company’s performance review process as well as upon the promotion of an executive officer to a new position or other change in job responsibility. In establishing base salaries for our named executive officers, the Compensation Committee has relied on external market data obtained from outside sources including banking industry trade groups. In addition to considering the information obtained from such sources, the Compensation Committee has considered:

•	each named executive officer’s scope of responsibility;

•	each named executive officer’s years of experience;

•	the types and amount of the elements of compensation to be paid to each named executive officer;

•	our overall financial performance and performance with respect to other aspects of our operations, such as our growth, asset quality, profitability and other matters, including the status of our relationship with the banking regulatory agencies; and

•	each named executive officer’s individual performance and contributions to our company-wide performance, including leadership, team work and community service.

Cash Bonuses

We typically pay an annual cash incentive award to our named executive officers. Annual incentive awards are intended to recognize and reward those named executive officers who contribute meaningfully to our performance for the year. The Compensation Committee, within its sole discretion, determines whether such bonuses will be paid for any year and the amount of any bonus paid. Although historically the Compensation Committee has not relied on any pre-established formula or specific performance measures to determine the amount of the bonuses paid, it does review external market data from outside sources in setting the amount of such bonuses. Additionally, in determining whether to pay cash bonuses to a named executive officer for a given year and the amount of any cash bonus to be paid, the Compensation Committee considers factors which include:

•	the personal performance of the named executive officer and contributions to the Company’s performance for the year, including leadership, team work and community service; and

•	our financial performance, including our growth, asset quality and profitability.

Equity Compensation

We typically pay a portion of our named executive officers’ bonuses in stock options or restricted stock units granted under our Stock Incentive Plan. The purpose of our Stock Incentive Plan is to attract and retain key officers and to encourage performance by providing an ownership stake in our Company through the granting of equity incentives. We believe that stock options and restricted stock units are appropriate long-term incentives to link executives’ performance with stock price appreciation. We continue to review this program with each grant to ensure that this form of equity compensation will drive our executives toward successful long-term business results. For additional discussion of our existing Stock Incentive Plan and grants made under the Stock Incentive Plan, please see “—Awards to Named Executive Officers” below.

Benefits and Perquisites

Generally, our named executive officers participate in the same benefit plans designed for all of our full-time employees, including health, dental, vision, disability and basic group life insurance coverage. We also provide our employees, including our named executive officers, with a 401(k) plan to assist our employees in planning for retirement and securing appropriate levels of income during retirement. The purpose of our employee benefit plans is to help attract and retain quality employees, including executives, by offering benefit plans similar to those typically offered by our competitors.

401(k) Plan. Our named executive officers, all of whom were eligible to participate in the 401(k) plan during 2015, 2016 and 2017, may elect to participate in the 401(k) plan on the same basis as all other employees. In 2015, 2016 and 2017, we made contributions to our named executive officers’ accounts based on the contributions made by the named executive officers.

Perquisites. We provide our named executive officers with a limited number of perquisites that we believe are reasonable and consistent with our overall compensation program to better enable us to attract and retain qualified executives. Our Compensation Committee periodically reviews the levels of perquisites and other personal benefits provided to named executive officers. In 2015, 2016 and 2017, we provided certain of our named executives officers with the use of a Company-owned vehicle and paid for certain club memberships.

Employment Agreements with Named Executive Officers

We have employment agreements with each of Messrs. Elliott, Kossover and Bontrager and certain other officers of the Company. Messrs. Elliott’s, Kossover’s and Bontrager’s employment agreements provide for the payment of an annual base salary, which will be reviewed at least annually and that may be increased, but not reduced.

Messrs. Elliott’s, Kossover’s and Bontrager’s employment agreements also provide that they are each eligible to receive an annual incentive payment in accordance with the terms of any applicable incentive plan of the Company and subject to the achievement of any performance goals established by the Board and for Elliott and Kossover, agreed to by such executive, as applicable. The target annual incentive payment for each fiscal year during the term of their respective employment agreement is 75% of their base salary for the applicable year for Messrs. Elliott and Kossover and 65% of base salary for Mr. Bontrager. Messrs. Elliott, Kossover and Bontrager are also eligible for annual equity grants in the sole discretion of the Board having an aggregate target value not to exceed the amount equal to 25% of the combined total of their respective base salary and incentive payment for Messrs. Elliott and Kossover and 32.5% of Mr. Bontrager’s base salary. The annual equity grants are payable as follows: (i) two-thirds of the total equity grant in the form of options to acquire shares of the Company’s Class A Common Stock; and (ii) one-third of the total equity grant in the form of restricted shares of Company’s Class A Common Stock. Each such annual equity grant, if awarded, shall be governed by the terms of a separate agreement. If Messrs. Elliott’s, Kossover’s or Bontrager’s employment is terminated for cause, or Messrs. Elliott, Kossover or Bontrager voluntarily resign without good reason prior to the vesting date of an equity grant, he will forfeit his right to receive certain equity compensation.

Under Mr. Elliott’s employment agreement, if he is terminated (i) by the Company without cause, (ii) by him with good reason or (iii) by the Company or Mr. Elliott if such employment agreement is not renewed, he will be entitled to receive his base salary for a period of twelve months following such termination, subject to compliance with the terms of the employment agreement and execution of a general release in favor of the Company.

Messrs. Kossover’s and Bontrager’s employment agreements generally provide that upon the termination of his employment (i) by the Company due to the executive’s failure to perform his duties to the satisfaction of his supervisor or the Chief Executive Officer, (ii) by the Company without cause, (iii) by the executive with good reason, or (iv) by the Company or the executive if such employment agreement is not renewed, then Mr. Kossover and Mr. Bontrager, as applicable, will be entitled to receive his base salary for a period of twelve months following such termination, subject to compliance with the terms of the employment agreement and execution of a general release in favor of the Company.

For purposes of the employment agreements, “good reason” includes a change in executive’s status, title position or responsibilities that is materially inconsistent with executive’s existing duties, a material breach of the employment agreement or in the case of Messrs. Elliott’s and Kossover’s employment agreements, he is required to be based any place outside of a thirty-mile radius of Wichita, Kansas.

Messrs. Elliott’s, Kossover’s and Bontrager’s employment agreements each contains a change in control provision that provides for a payment to the executive if (i) his employment is terminated within twelve months after a change in control for any reason other than death, permanent incapacity or cause, or (ii) he or she resigns for any reason within twelve months after the change in control. Upon a qualifying change in control and termination of his employment, Messrs. Elliott and Kossover would each be entitled to a payment equal to 2.99 times the sum of (i) his prior year’s base salary and (ii) all additional cash compensation paid to him and received during such year and Mr. Bontrager would be entitled to a payment equal to 2.0 times (i) his prior year’s base salary and (ii) all additional cash compensation paid to him and received during such year. Any payments pursuant to the change in control provision are subject to compliance with restrictions imposed by the Code.

Additionally, each of Messrs. Elliott, Kossover and Bontrager are bound by the restrictive covenants set forth in their respective employment agreements, which include confidentiality, non-solicitation and non-competition restrictions.

Annual Executive Incentive Plan

On November 14, 2016, the Board approved the Company’s Annual Executive Incentive Plan (the “AEIP”), which was then approved by the Company’s stockholders at the 2017 annual meeting of stockholders. The AEIP is a non-equity incentive compensation plan pursuant to which participating executive officers may earn incentive awards payable in cash, stock, restricted stock or options if certain pre-determined performance targets are met.

Long-term Incentive Program

On February 28, 2018, the Compensation Committee approved equity awards to Messrs. Elliott and Kossover that consisted of performance-vested restricted stock units (“PRSUs”) and time-vested restricted stock units (“TRSUs”), which were granted under the terms of the Company’s Stock Incentive Plan.

The PRSUs will be earned based on achievement over the three-year performance period that began January 1, 2018 and ends December 31, 2020 (the “Performance Period”), of pre-defined performance goals determined by the Compensation Committee that are based on (i) the Company’s core earnings per share growth relative to an index of other US banks with between $3 billion and $10 billion in total assets and (ii) total shareholder return, assuming reinvestment of dividends, relative to the bank index. Grants of PRSUs will cliff vest at the end of the Performance Period based on actual performance and achievement of the performance goals. Vesting will range from 50% of target payout for achieving threshold performance and to 150% of target payout for achieving stretch performance.

The TRSUs will vest over three years, with 25% vesting immediately upon grant, and 25% at the annual anniversary of the grant for the next three years.

In connection with grants of the PRSUs and TRSUs, the Compensation Committee also adopted a Form of PRSU Award Agreement and Form of TRSU Award Agreement. The PRSU Award Agreement, among other things, provides that if the grantee’s employment with the Company is terminated for any reason other than for “Cause” (as defined in the Plan) before the last day of the Performance Period all unvested PRSUs will vest based on the specified target performance under the PRSU. Likewise, the TRSU Award Agreement, among other things, provides that if the grantee’s employment with the Company is terminated for any reason other than for “Cause” (as defined in the Plan) before the last day of the vesting period, all unvested TRSUs will vest immediately. If the grantee’s employment with the Company is terminated for Cause, all unvested PRSUs and TRSUs shall be forfeited.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information relating to the unexercised options held by the named executive officers as of December 31, 2017:

	Option Awards							Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Brad S. Elliott	150,000		—		—	12.00	12/31/2021
	30,000		—		—	13.00	8/25/2024
	40,665		—		—	14.25	12/31/2024
	32,643		—		—	21.21	1/28/2026
	5,359		11,494	(1)	—	33.50	2/17/2027
								1,494	(6)	$52,903
Gregory H. Kossover	9,750		—		—	13.00	12/31/2023
	11,964		—		—	14.25	12/31/2024
	5,100		3,400	(2)	—	14.25	12/31/2024
	7,849		—		—	23.39	12/31/2025
	8,000		12,000	(3)	—	23.39	12/31/2025
	3,349		7,184	(1)	—	33.50	2/17/2027
	1,592	(4)	—		—	35.06	12/28/2027
	7,463		—		—	35.06	12/28/2027
								933	(6)	$33,038
Wendell L. Bontrager	—		25,000	(5)	—	33.50	2/20/2027
								2,463	(7)	$87,215

(1)	Represents time-based options granted on February 17, 2017. A portion of the options vested at grant. The remaining options vest in three equal annual installments on the anniversary of the grant date, subject to the continued employment of the executive.
(2)	Represents time-based options granted on December 31, 2014. One-fifth of the options vest on each anniversary of the grant date, subject to the continued employment of the executive.
(3)	Represents time-based options granted on December 31, 2015. One-fifth of the options vest on each anniversary of the grant date, subject to the continued employment of the executive.
(4)	Mr. Kossover elected to receive fully-vested stock options in lieu of cash pre-payment of director fees of $10,667 for the period January 1, 2018 through April 30, 2018.
(5)	Represents time-based options granted on February 20, 2017. One-fifth of the options vest on each anniversary of the grant date, subject to the continued employment of the executive.
(6)	Represents restricted stock units granted on February 17, 2017. The restricted stock units vest in three equal annual installments beginning on February 15, 2018, subject to the continued employment of the executive.
(7)	Represents restricted stock units granted on February 20, 2017. The restricted stock units vest in three equal annual installments beginning on February 20, 2018, subject to the continued employment of the executive.

Equity Incentive Plans

2006 Stock Incentive Plan

As of the date of this proxy statement, Mr. Elliott held outstanding options under the Equity Bancshares 2006 Non-Qualified Stock Option Plan (the “2006 Plan”). The 2006 Plan is frozen to new grants and all of the outstanding options held by Mr. Elliott under the 2006 Plan were vested as of December 31, 2016. As of the date of this proxy statement, 150,000 stock options to purchase shares of our Class A Common Stock under the 2006 Plan were outstanding.

Amended and Restated 2013 Stock Incentive Plan.

At our 2016 annual meeting, the stockholders of the Company approved the Stock Incentive Plan. The Stock Incentive Plan was adopted by our Board to provide equity incentives to employees, non-employee directors and key consultants and contractors with the goal of promoting the long-term growth and financial success of the Company. The maximum number of shares of our Class A Common Stock that may be issued under the Stock Incentive Plan is 900,000 shares, subject to adjustment to reflect stock splits and certain similar transactions as determined by the Compensation Committee. Pursuant to this proxy statement, the company is proposing to amend the maximum to 1,500,000 shares of Common Stock. See Item 3—amendment of Stock Incentive Plan. Such shares may be awarded in the form of nonqualified stock options, restricted stock, restricted stock units or unrestricted stock awards. In 2017, we awarded 273,270 stock options and 6,520 restricted stock units under our Stock Incentive Plan. Our non-employee directors elected to receive an aggregate of 27,718 stock options and 1,457 shares of common stock in 2017 in lieu of cash board fees. Beginning May 1, 2017, our directors were prepaid their board fees for the period from May 1, 2017 to April 30, 2018. Directors that elected stock options or stock in lieu of cash were granted such equity on May 1, 2017 as a prepayment for their service as a director from May 1, 2017 to April 30, 2018. Such stock options are subject to pro rata vesting over the one-year period, subject to limited exceptions, the stock options may only be exercised by the director. As of March 16, 2018, 82,775 restricted stock units and 641,186 stock options to purchase shares of Class A Common Stock were outstanding under the Stock Incentive Plan and there were 143,895 shares of Class A Common Stock available for future awards under the Stock Incentive Plan. In addition there were 150,000 stock options to purchase shares of Equity common stock outstanding under the 2006 Non-Qualified Stock option Plan. For a more detailed discussion of the options granted to our named executive officers, please see “—Awards to Named Executive Officers.”

Stock Option Awards to Named Executive Officers

We have granted time-based options to each of our named executive officers. Additionally, Mr. Elliott has received bonus payments owed to him under his employment agreement in the form of fully-vested stock options.

Each of the stock option agreements for the 2015, 2016 and 2017 option awards to our named executive officers provides the Company with a repurchase right and imposes certain restrictions on transfer. Upon the termination of employment, we have a right to purchase any shares of Class A Common Stock of the Company acquired pursuant to a stock option granted under the Stock Incentive Plan at fair market value from such former employee.

Options (whether or not vested) granted to our named executive officers will be forfeited if such individual is terminated for cause. Additionally, options granted to our named executive officers are subject to a clawback provision, which is triggered based upon certain material inaccuracies in the financial statements of the Company or violations of the confidentiality or non-solicitation provisions contained in the stock option agreement.

In addition to the terms described above, the stock option agreements provide the specific terms for the options granted, including the number of shares granted, the price per share, the initial vesting date, the vesting schedule and the expiration date of the grant.

RSU Awards to Named Executive Officers

We have granted time-based restricted stock units (“RSUs”) to each of our named executive officers. The time-based RSUs held by each of Messrs. Elliott, Kossover and Bontrager vested 25% at grant and annually thereafter in 25% increments on each of the anniversaries from the grant date over a three-year period.

Unvested RSUs granted to our named executive officers will generally be forfeited if such individual’s employment is terminated prior to the applicable vesting date. Additionally, RSUs granted to our named executive officers are subject to a clawback provision that provides for recoupment of certain RSUs and gains related to RSUs pursuant to any compensation clawback or recoupment policy adopted by the Company and effective as of the grant date or that is required by law.

In addition to the terms described above, the RSU agreements provide the specific terms for the RSUs granted, including the number of units granted, the vesting schedule and other terms of the grant.

Compensation Committee Interlocks and Insider Participation

As of the date of this Proxy Statement, no members of our Compensation Committee are or have been an officer or employee of us or any of our subsidiaries. In addition, none of our executive officers serves or has served as a member of the board of directors, compensation committee or other board committee performing equivalent functions of any entity that has one or more executive officers serving as one of our directors or on our Compensation Committee.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Ordinary Banking Relationships

Some of our officers, directors and principal stockholders and their affiliates are customers of Equity Bank. Such officers, directors and principal stockholders and their affiliates have had transactions in the ordinary course of business with us, including borrowings, all of which were effected on substantially the same terms and conditions, including interest rate and collateral, as those prevailing from time to time for comparable transactions with unaffiliated persons, and did not involve more than the normal risk of collectability or other unfavorable features. We expect to continue to have such transactions on similar terms and conditions with such officers, directors and stockholders and their affiliates in the future.

Registration Rights Agreements

In connection with our initial public offering, we entered into an Amended and Restated Registration Rights Agreement with Compass Island Investment Opportunity Fund A, L.P. and Compass Island Investment Opportunity Fund C, L.P., Endicott Opportunity Partners III, L.P., and Patriot Financial Partners, L.P. and Patriot Financial Partners Parallel, L.P. to, among other things, provide such parties with demand registration rights. We also entered into a Registration Rights Agreement with each of the purchasers of our Class A Common Stock in connection with our private placement on December 19, 2016. On January 17, 2017, we filed a Registration Statement on Form S-3 to register the shares of Class A Common Stock held by the investors that are parties to such registration rights agreements.

Review and Approval of Transactions with Related Persons

Transactions by us with related parties are subject to a formal written policy, as well as regulatory requirements and restrictions. These requirements and restrictions include Sections 23A and 23B of the Federal Reserve Act (which govern certain transactions by the Bank with its affiliates) and the Federal Reserve’s Regulation O (which governs certain loans by the Bank to its executive officers, directors and principal stockholders). We have adopted policies to comply with these regulatory requirements and restrictions.

We have adopted a related person transaction policy in order to comply with all applicable requirements of the SEC and the NASDAQ concerning related party transactions. Related party transactions will be referred for approval or ratification to our Audit Committee. In determining whether to approve a related party transaction, our Audit Committee will consider, among other factors, the related party’s relationship to the Company, the nature of the proposed transaction, the nature of the related party’s direct or indirect interest in the transaction, and the related party’s relationship to or ownership interest in any other party to, or which has an interest in the transaction. A copy of this policy and our Audit Committee charter are available on our corporate website at investor.equitybank.com.

COMMON STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information with respect to the beneficial ownership of our Class A Common Stock as of March 16, 2018, subject to certain assumptions set forth in the footnotes for:

•	each person known by us to be the beneficial owner of 5% or more of our outstanding Class A Common Stock;

•	each of our directors;

•	each of our named executive officers; and

•	all of our directors and executive officers as a group.

To our knowledge, each person named in the table has sole voting and investment power with respect to all of the securities shown as beneficially owned by such person, except as otherwise set forth in the notes to the table. The number of securities shown represents the number of securities the person “beneficially owns,” as determined by the rules of the SEC. The SEC has defined “beneficial” ownership of a security to mean the possession, directly or indirectly, of voting power and/or investment power. A security holder is also deemed to be, as of any date, the beneficial owner of all securities that such security holder has the right to acquire within 60 days after such date through (i) the exercise of any option, warrant or right, (ii) the conversion of a security, (iii) the power to revoke a trust, discretionary account or similar arrangement or (iv) the automatic termination of a trust, discretionary account or similar arrangement.

Each share of Class A Common Stock is entitled to one vote on matters on which holders of Class A Common Stock are eligible to vote. The Company’s Class B Common Stock has no voting rights, and no shares of the Company’s Class B Common Stock are currently outstanding.

Unless otherwise noted, the address for each stockholder listed on the table below is: c/o Equity Bancshares, Inc., 7701 East Kellogg Drive, Suite 300, Wichita, Kansas 67207.

Name of Beneficial Owner(1)	Class A Common Stock
	Number	Percentage(20)
5% Stockholders:
Entities affiliated with FJ Capital Management LLC(2)	738,911	5.1%
Entities affiliated with RMB Capital Management, LLC(3)	1,112,818	7.6%

Directors and Named Executive Officers:

Brad S. Elliott(4)	474,810	3.2%
Gregory H. Kossover(5)	148,660	1.0%
Wendell L. Bontrager(6)	10,269	*
Gary C. Allerheiligen(7)	34,253	*
L. James Berglund(8)	32,824	*
Jeff A. Bloomer(9)	14,417	*
Dan R. Bowers(10)	121,376	*
Roger A. Buller(11)	142,954	*
Michael R. Downing(12)	60,000	*
P. John Eck(13)	219,940	1.5%
Gregory L. Gaeddert(14)	38,402	*
Randee R. Koger(15)	59,682	*
Jerry P. Maland(16)	137,525	*
Shawn D. Penner(17)	128,895	*
Harvey R. Sorensen(18)	68,624	*
All Directors and Executive Officers as a Group (21 Persons)(19)	1,846,458	12.2%

*	Indicates less than 1%
(1)	All references are to shares of the Company’s Class A Common Stock.
(2)	This information is derived from the Schedule 13G/A filed with the SEC on February 2, 2018 by FJ Capital Management LLC. SunBridge Manager, LLC is the managing member of Bridge Equities VIII, LLC, Bridge Equities IX, LLC and Bridge Equities XI, LLC. SunBridge Holdings, LLC is the managing member of SunBridge Manager, LLC. Realty Investment Company, Inc. is the manager of SunBridge Holdings, LLC. FJ Capital Management LLC is the managing member of Financial Opportunity Fund LLC and the sub-investment advisor of Bridge Equities XI, LLC. Martin S. Friedman is the managing member of FJ Capital Management LLC. FJ Capital Management LLC, or entities affiliated with FJ Capital Management LLC, may own additional shares of our Class A Common Stock of which we are unaware. The address for FJ Capital Management LLC and its affiliates is 1313 Dolley Madison Blvd., Suite 306, McLean, VA 22101.
(3)	This information is derived from the Schedule 13G/A filed with the SEC on February 13, 2018 by RMB Capital Management, LLC. RMB Capital Management LLC is the investment manager of Iron Road Capital Partners L.L.C. RMB Capital Holdings LLC is the ultimate parent company of RMB Capital Management LLC. RMB Capital Management, LLC, or entities affiliated with RMB Capital Management, LLC, may own additional shares of Equity common stock of which Equity is unaware. The address for RMB Capital Management, LLC and its affiliates is 115 S. LaSalle Street, 34th Floor, Chicago, IL 60603.
(4)	Includes (i) 192,437 shares held of record by Mr. Elliott, (ii) 3,500 shares held in Mr. Elliott’s individual retirement account, (iii) 9,615 shares held of record by Equity Holdings, LLC of which Mr. Elliott is the managing member (vi) 6,768 restricted stock units convertible to shares within 60 days and (v) 262,490 shares issuable upon the exercise of options exercisable within 60 days. Mr. Elliott has pledged 168,210 shares of his Equity common stock as security for certain obligations.
(5)	Includes (i) 85,500 shares held of record by the Gregory H. Kossover Revocable Trust of which Mr. Kossover serves as the trustee, (ii) 622 shares held of record by Mr. Kossover, (iii) 5,076 restricted stock units convertible to shares within 60 days and (iv) 57,462 shares issuable upon the exercise of options exercisable within 60 days.
(6)	Includes (i) 5,269 shares held of record by Mr. Bontrager and (ii) 5,000 shares issuable upon the exercise of options exercisable within 60 days.
(7)	Includes (i) 7,500 shares held of record in Mr. Allerheiligen’s individual retirement account, (ii) 7,520 shares held of record by the Gary C. Allerheiligen Living Trust DTD 1-5-2006 of which Mr. Allerheiligen serves as trustee and (iii) 19,233 shares issuable upon the exercise of options exercisable within 60 days.
(8)	Includes (i) 10,000 shares held of record by the L. James Berglund Revocable Trust of which Mr. Berglund serves as the trustee, (ii) 8,000 shares held of record by the Deana K. Berglund Revocable Trust of which Mr. Berglund’s spouse serves as the trustee and (iii) 14,824 shares issuable upon the exercise of options exercisable within 60 days.
(9)	Includes (i) 3,700 shares held of record by Mr. Bloomer, (ii) 3,700 shares held of record in the Sharon S. Bloomer Trust DTD 11-12-02 of which Mr. Bloomer’s father serves as the trustee and (iii) 7,017 shares issuable upon the exercise of options exercisable within 60 days.
(10)	Includes (i) 726 shares held in Mr. Bower’s individual retirement account and (ii) 120,650 shares held of record by the Dan R. Bowers Revocable Trust of which Mr. Bowers serves as the trustee. Mr. Bowers resigned as a director of the Company effective immediately prior to the Annual Meeting.
(11)	Includes (i) 85,000 shares held of record by the Buller Revocable Family Trust of which Mr. Buller serves as trustee, (ii) 34,017 shares held of record in Mr. Buller’s individual retirement account, (iii) 3,457 shares held of record by Mr. Buller, (iv) 5,000 shares held of record in Mr. Buller’s spouse’s individual retirement account and (v) 15,480 shares issuable upon the exercise of options exercisable within 60 days. Mr. Buller resigned as a director of the Company effective immediately prior to the Annual Meeting.
(12)	Includes 60,000 shares held of record by Mr. Downing. Mr. Downing resigned as a director of the Company effective immediately prior to the Annual Meeting.
(13)

Includes (i) 104,732 shares held of record by Mr. Eck, (ii) 92,617 shares held of record by the Eck 90 Trust of which Mr. Eck serves as trustee, (iii) 15,000 shares held in Mr. Eck’s individual retirement account and

(iv) 7,591 shares issuable upon the exercise of options exercisable within 60 days. Mr. Eck resigned as a director of the Company effective immediately prior to the Annual Meeting.
(14)	Includes (i) 8,299 shares held of record by Mr. Gaeddert, (ii) 18,000 shares held of record by D&G Investments, LLC of which Mr. Gaeddert is the managing member and (iii) 12,103 shares issuable upon the exercise of options within 60 days.
(15)	Includes (i) 44,085 shares of stock held of record by Ms. Koger and (ii) 15,597 shares issuable upon the exercise of options within 60 days. Ms. Koger resigned as a director of the Company effective immediately prior to the Annual Meeting.
(16)	Includes (i) 18,250 shares held of record by Mr. Maland, (ii) 113,321 shares held of record by the Jerry Paul Maland & Jane Lou Maland Living Revocable Trust DTD 9-21-99 of which Mr. Maland and his spouse serve as co-trustees and (iii) 5,954 shares held of record by Mr. Maland’s spouse.
(17)	Includes (i) 128,895 shares jointly held of record by Mr. Penner and his spouse. Mr. Penner has pledged 124,469 shares as security for certain obligations.
(18)	Includes (i) 34,018 shares held of record by Blau Investment Co., LLC of which Mr. Sorensen’s spouse serves as President, (ii) 3,320 shares held of record by Mr. Sorensen’s individual retirement account, (iii) 3,319 shares held of record by Mr. Sorensen’s spouse’s individual retirement account, (iv) 1,000 shares jointly held of record by Mr. Sorensen and his spouse, (v) 320 shares held in trusts for the benefit of Mr. Sorensen’s grandchildren of which Mr. Sorensen serves as trustee and (vi) 26,647 shares issuable upon the exercise of options exercisable within 60 days. Blau Investment Co., LLC has pledged 34,018 shares as security for certain obligations.
(19)	Includes 11,844 restricted stock units convertible to shares within 60 days and 471,741 shares issuable upon the exercise of options exercisable within 60 days by such group. Individuals in this group have separately pledged a total of 326,697 shares as security for certain obligations of such individuals.
(20)	Based on 14,609,414 shares of the Company’s Class A Common Stock outstanding as of March 16, 2018, plus the number of shares issuable to such individual (or group of individuals) upon the settlement of restricted stock units and the exercise of stock options within 60 days.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors and executive officers and persons who own more than 10% of the outstanding Common Stock to file reports of ownership and changes in ownership of Common Stock and other equity securities of the Company with the SEC. Such persons are required by the SEC’s regulations to furnish us with copies of all Section 16 forms they file.

Based solely on our review of the copies of such reports furnished to us and representations from certain reporting persons that they have complied with the applicable filing requirements, we believe that during the year ended December 31, 2017, all Section 16(a) reporting requirements applicable to its officers, directors and greater than 10% stockholders were complied with, except for the late filing of a Form 3 for each of Mr. Bontrager, Mr. Smits and Mr. Blakeney, which later filings were each due to administrative oversight. The Form 3 for Mr. Bontrager was filed with the SEC on March 15, 2017, the Form 3 for Mr. Smits was filed with the SEC on May 23, 2017, and the Form 3 for Mr. Blakeney was filed with the SEC on September 14, 2017. Form 4s were also filed late for Mr. Blakeney on September 20, 2017, Mr. Bontrager on March 22, 2017 and May 3, 2017, Mr. Elliott on March 22, 2017, Ms. Johnson on June 12, 2017, Mr. Kossover on March 22, 2017, in each case due to administrative oversight.

ITEM TWO: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM

The Audit Committee has selected Crowe Chizek LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2018. Crowe Chizek LLP has audited the Company’s financial statements since 2008. The audit of the Company’s annual consolidated financial statements for the year ended December 31, 2017 was completed by Crowe Chizek LLP on March 16, 2018.

The Board is submitting the selection of Crowe Chizek LLP for ratification at the Annual Meeting. The submission of this matter for ratification by stockholders is not legally required, but the Board and the Audit Committee believe the submission provides an opportunity for stockholders through their vote to communicate with the Board and the Audit Committee about an important aspect of corporate governance. If the stockholders do not ratify the selection of Crowe Chizek LLP, the Audit Committee will reconsider, but will not be required to rescind, the selection of that firm as the Company’s independent registered public accounting firm. Representatives of Crowe Chizek LLP are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so. Such representatives are also expected to be available to respond to appropriate questions.

The Audit Committee has the authority and responsibility to retain, evaluate and replace the Company’s independent registered public accounting firm. The stockholders’ ratification of the appointment of Crowe Chizek LLP does not limit the authority of the Audit Committee to change the Company’s independent registered public accounting firm at any time.

Vote Required

The ratification of Crowe Chizek LLP’s appointment as the Company’s independent registered public accounting firm will require the affirmative vote of the holders of a majority of the Class A Common Stock present in person or represented by proxy at the Annual Meeting. Any abstentions will have the effect of a vote against the proposals to ratify the appointment of Crowe Chizek LLP as the Company’s independent registered public accounting firm. Since the ratification of the appointment of the independent registered public accounting firm is considered a routine matter and a broker or other nominee may generally vote on routine matters, no broker non-votes are expected to occur in connection with this proposal.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF THE SELECTION OF CROWE CHIZEK LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE COMPANY FOR THE YEAR ENDING DECEMBER 31, 2018.

AUDIT MATTERS

The material in this report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in such filing.

Audit Committee Report

In accordance with its charter adopted by the Company’s Board, the Company’s Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Company. While the Audit Committee has the responsibilities and powers set forth in its charter, and the Company’s management and the independent registered public accounting firm are accountable to the Audit Committee, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable laws, rules and regulations.

In performing its oversight role, the Audit Committee has reviewed and discussed the Company’s audited financial statements with the Company’s management and independent registered public accounting firm. The Audit Committee has also discussed with the independent registered public accounting firm the matters required to be discussed by the Public Company Accounting Oversight Board Auditing Standard No. 16, Communications with Audit Committees. The Audit Committee has received the written disclosures and the written statement from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence. The Audit Committee has also considered whether the provision of non-audit services by the independent registered public accounting firm to the Company is compatible with maintaining the independent registered public accounting firm’s independence and has discussed with the independent registered public accounting firm its independence.

Based on the reviews and discussions described in this Audit Committee Report, and subject to the limitations on the roles and responsibilities of the Audit Committee referred to herein and in its charter, the Audit Committee recommended to the Board that the Company’s audited financial statements for the year ended December 31, 2017 be included in the Form 10-K, which was filed with the SEC on March 16, 2018. The Audit Committee also selected Crowe Chizek LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2018.

Members of the Audit Committee rely, without independent verification, on the information provided to them and on the representations made by the Company’s management and independent registered public accounting firm. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not assure that (i) the audit of the Company’s financial statements has been carried out in accordance with generally accepted auditing standards, (ii) the Company’s financial statements are presented in accordance with generally accepted accounting principles, or (iii) Crowe Chizek LLP is in fact independent.

Members of the Audit Committee:

James L. Berglund (Chairman)

Gary C. Allerheiligen

Gregory L. Gaeddert

Audit Committee Pre-Approval Policy

The Audit Committee will consider, on a case-by-case basis, and approve, if appropriate, all audit and permissible non-audit services to be provided by our independent registered public accounting firm. Pre-approval of such services is required unless a “de minimus” exception is met. To qualify for the “de minimus” exception, the aggregate amount of all such services provided to us must constitute not more than five percent of the total amount of revenues paid by us to our independent registered public accounting firm during the fiscal year in which the non-audit services are provided; such services were not recognized by us at the time of the engagement to be non-audit services; and the non-audit services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit or by one or more members of the Audit Committee to whom authority to grant such approval has been delegated by the Audit Committee.

Fees and Services of Independent Registered Public Accounting Firm

The table below sets forth the aggregate fees and expenses billed by Crowe Chizek LLP, the Company’s independent registered public accounting firm, for the fiscal years ended December 31, 2017 and 2016:

	For the Years Ended December 31,
	2017	2016
Audit Fees(1):	$570,846	$494,444
Audit Related Fees(2)	167,100	140,000
Tax Fees	—	—
All Other Fees	—	—

Total	$737,946	$634,444

(1)	Includes professional services for the audit of our annual financial statements, reviews of the financial statements included in our Form 10-Q filings, and services that are normally provided in connection with statutory and regulatory filings or engagements.
(2)	Includes fees associated with assurance and related services that are reasonably related to the performance of the audit or review of our financial statements. This category includes fees related to acquisition-related and other stock registration filings in the years ended December 31, 2017 and 2016, respectively.

The Audit Committee has considered whether the provision of the above services other than audit services is compatible with maintaining Crowe Chizek LLP’s independence and has concluded that it is consistent.

ITEM 3. AMENDMENT OF STOCK INCENTIVE PLAN

The Board recommends that our stockholders approve an amendment to the Company’s Amended and Restated 2013 Stock Incentive Plan (the “Stock Incentive Plan”) to increase by 600,000 the number of shares of our Class A common stock authorized for issuance under the plan. The amendment was unanimously approved by our Board subject to approval by our stockholders.

Our Named Executive Officers and directors will be eligible to receive awards under the Stock Incentive Plan and therefore have an interest in this proposal. If stockholder approval is not obtained, awards may still be granted under the Stock Incentive Plan until its currently scheduled expiration date of July 25, 2023. However, the number of shares reserved for issuance under plan will not increase.

Why the Board is Seeking Approval of the Amendment to the Stock Incentive Plan

Awards of shares of our common stock are a major part of the long-term incentive program for our employees, consultants and directors. We have long recognized that having an ownership interest in us is critical to aligning the financial interests of our employees with the interests of our stockholders.

The Board believes it is important to obtain an additional 600,000 shares for grant under the Stock Incentive Plan. As of March 16, 2018, 143,895 shares were available for grant under the Stock Incentive Plan, which is the sole equity compensation plan under which we grant equity awards. We do not believe that this amount is sufficient to meet our anticipated grants of awards through the date of our 2020 annual meeting of stockholders. If stockholders do not approve the amendment, the Stock Incentive Plan will remain in effect until July 25, 2023; however, the shares available for equity-based compensation may be quickly depleted, and we may lose our ability to use equity as a compensation and retention tool. The Board anticipates that the additional shares requested will enable us to fund our current equity compensation program for at least the next two years, accommodating anticipated grants related to the hiring, retention and promotion of employees.

The Board believes that long-term equity compensation is essential to link employee compensation with long-term stockholder value creation. Equity compensation represents a significant portion of the compensation package for our employees. Since our equity awards generally vest over several years, the value ultimately realized from these awards depends on the long-term value of our common stock. We strongly believe that granting equity awards motivates employees to think and act like owners, rewarding them when value is created for stockholders.

Summary of the Stock Incentive Plan (As Amended)

The following paragraphs provide a brief summary of the principal features of the Stock Incentive Plan (as amended) and its operation. Because the following is a summary, it may not contain all of the information that is important to you. This summary is qualified in its entirety by reference to the full text of the Stock Incentive Plan (as amended), which is attached to this proxy statement as Appendix A.

Background and Purpose. The Stock Incentive Plan (as amended) provides equity incentives to employees, non-employee directors and key consultants and contractors with the goal of promoting our long-term growth and financial success. Under the Stock Incentive Plan (as amended), the maximum number of shares of our Class A common stock that may be issued is 1,500,000, subject to adjustment to reflect stock splits and certain similar transactions as determined by our Compensation Committee. Such shares may be awarded in the form of nonqualified stock options, restricted stock, restricted stock units or unrestricted stock awards. During 2017, we awarded an aggregate of 273,270 stock options and 6,520 restricted stock units to our employees and directors and 1,457 shares of unrestricted stock to directors. Options and unrestricted stock granted to our directors are in lieu of cash payment of board fees. As of March 16, 2018, 82,775 restricted stock units and 641,186 stock options to purchase shares of Class A Common Stock were outstanding under the Stock Incentive Plan and there were 143,895 shares of Class A Common Stock available for future awards under the Stock Incentive Plan.

Eligibility. The plan (as amended) authorizes discretionary grants of stock options, restricted stock, restricted stock units, unrestricted stock and dividend equivalent rights, to employees, non-employee directors, key consultants and contractors of the Company and its subsidiaries.

Securities Subject to the Plan. Subject to anti-dilution adjustments described below under “—Adjustments,” the aggregate number of shares of Class A common stock that may be delivered with respect to awards under the Stock Incentive Plan (as amended) is 1,500,000. If any award is forfeited, terminated, expire unexercised, tendered by a participant in connection with the exercise of a stock option, withheld from issuance in connection with payment of tax withholding liability, settled in cash in lieu of shares of common stock, or settled in such other manner so that a portion or all of the shares of common stock included in an award are not issued to a participant, the associated shares of common stock will automatically become available for other awards under the plan.

Administration. The Stock Incentive Plan (as amended) provides that the Compensation Committee or the full Board in the absence of any Compensation Committee will administer the plan; provided, however, that the Board has the sole authority to grant and administer awards to non-employee directors. The term “Compensation Committee” as used in this Item 4 refers to the Compensation Committee or Board, as applicable.

Subject to the terms of the plan and applicable law, and in addition to other express powers and authorizations conferred on the Compensation Committee by the Stock Incentive Plan (as amended), the Compensation Committee has the full power and authority to:

•	Interpret and administer the plan and to establish and amend rules and regulations for administration; and

•	Determine those participants who shall receive an award, the time or times when such award shall be made, the vesting schedule, if any, for the award and the type of award to be granted, the number of shares of common stock to be subject to each stock option and all other terms and conditions of any award.

The Compensation Committee will determine and set forth in an award agreement the terms of each award. The Compensation Committee may correct any defect or supply any omission or reconcile any inconsistency in the plan or in any award agreement, in such manner and to the extent the Compensation Committee determines in order to carry out the purposes of the plan. The Compensation Committee may, in its discretion, accelerate the date on which any stock option may be exercised.

Stock Options. Stock options awarded under the Stock Incentive Plan (as amended) will be evidenced by a written award agreement and be exercisable only in accordance with the vesting schedule approved by the Compensation Committee. The Compensation Committee may, in its discretion, prescribe additional conditions, restrictions or terms on the vesting of a stock option. A participant will have no rights as a stockholder of the Company with respect to any shares of common stock covered by a stock option until the issuance of the shares to the participant. Stock options awarded under the plan are “nonqualified” in that they are not intended to qualify for special income tax treatment under Section 422 of the Code.

The exercise price of a stock option may not be less than 100% of the fair market value of a share of common stock on the grant date of the stock option. For purposes of the plan, the fair market value of a share of common stock as of any given date will be an amount equal to the closing price of the common stock on any established stock exchange or quotation system on the specified date or, if no shares of common stock have been traded on such date, the closing price of a share of common stock on any established stock exchange or quotation system as reported on the first day prior thereto on which the shares of common stock were so traded. If the preceding sentence does not apply, the fair market value will be determined by the Compensation Committee in good faith.

Except as otherwise provided below or in an award agreement, a stock option may only be exercised while the optionholder remains in employment or service with the Company or a subsidiary, or for a specified period of time (up to the remainder of the award term) following the optionholder’s termination of employment or service, as applicable. With respect to stock options awarded to employees and non-employee directors, the optionholder’s employment or directorship will not be considered terminated if the optionholder is on sick leave, military leave or other approved leave of absence.

A stock option award may be exercised for any vested number of the shares of common stock subject to the award until the stock option expires. The expiration date and termination provisions of stock option will be set by the Compensation Committee, but in no event will the term of a stock option awarded under the plan exceed ten years from the grant date of the stock option. Except as otherwise provided under the terms of an award agreement evidencing an award of stock options:

•	Upon termination of a participant’s employment or service with the Company and its subsidiaries due to participant’s death, disability (as defined in the plan) or retirement (as defined in the plan), then all of the participant’s outstanding stock options will become fully vested and may be exercised by the participant (or his or her personal representative) at any time before the earlier of (i) one year after the date of termination or (ii) the expiration date of the stock option;

•	Upon termination of a participant’s employment or service with the Company and its subsidiaries for cause (as defined in the plan), then all of the participant’s outstanding stock options (whether or not then vested and exercisable) will expire and any rights thereunder will terminate immediately; and

•	Upon termination of a participant’s employment or service with the Company and its subsidiaries for any reason other than for cause (as defined in the plan) or due to participant’s death, disability (as defined in the plan) or retirement (as defined in the plan), then (i) any then-outstanding stock options that are not vested on the date of such termination will immediately terminate and be of no further force or effect, and (ii) any then-outstanding stock options that are vested on the date of such termination may be exercised by the participant (or his or her personal representative) at any time before the earlier of (x) three months after the date of participant’s termination of employment or service, or (y) the expiration date of the stock option.

Restricted Stock. Restricted stock is common stock granted under the Stock Incentive Plan (as amended) that is subject to a restricted period established by the Compensation Committee during which the common stock remains subject to restrictions on transfer, subject to forfeiture, and subject to such other terms as the Compensation Committee may specify. Each award of restricted stock under the plan will be subject to an award agreement, stock certificate transfer legend, and stop transfer instructions to the Company’s stock transfer agent specifying the terms and conditions of the award. The terms and conditions of an award of restricted stock may provide, in the Compensation Committee’s discretion, for the lapse of transfer restrictions and/or acceleration of vesting contingent upon the achievement of one or more specified performance goals.

Restricted Stock Units. Restricted stock units are contingent, unfunded rights to receive common stock. Each award of restricted stock units under the Stock Incentive Plan (as amended) will be evidenced by an award agreement that (i) provides for the issuance of shares of common stock to a participant at such time or times as the Compensation Committee may specify and (ii) contains such other terms and conditions as the Compensation Committee may specify, including terms that condition the issuance of shares of common stock upon the achievement of one or more specified performance goals.

Unrestricted Stock. The Compensation Committee may grant shares of common stock in lieu of cash compensation, pursuant to a stock award program, or otherwise, without imposing any minimum vesting or holding period on such shares of common stock.

Confidentiality / Non-Solicitation / Non-Competition Agreement. If required by the terms of an award agreement, the participant will be bound by the terms of any confidentiality, non-solicitation, non-competition, and/or similar provisions in his or her employment or other agreement with the Company. In addition to, and without limiting the foregoing, as a condition to receiving an award under the Stock Incentive Plan (as amended) each employee-participant will be required to acknowledge and agree to be bound by the plan’s confidentiality, non-solicitation and non-competition covenants.

Change in Control of the Company. Except as otherwise provided below or in an award agreement, all outstanding stock options, restricted stock and restricted stock units granted to participants who are employed by the Company or a subsidiary at the time of a change in control (as defined in the plan) will become fully vested and exercisable.

Notwithstanding the foregoing or any contrary provision in the plan or an award agreement, if the Company undergoes a change in control (as defined in the plan), or if the Company becomes a party to any corporate merger, consolidation, major acquisition of property for stock, separation, reorganization or liquidation, the Compensation Committee (or the board of directors of any corporation assuming the obligations of the Company) will have the discretion to prescribe and amend the terms and conditions for the exercise, or modification, of any then-outstanding awards under the plan. Such discretion will include the power and authority to provide that stock options granted under the plan must be exercised in connection with the closing of the transaction and that if not so exercised such stock options will expire. Any such determinations by the Compensation Committee may be made generally with respect to all participants, or may be made on a case-by-case basis with respect to particular participants.

Adjustments. In case of any reorganization, recapitalization, reclassification, stock split, stock dividend, distribution, combination of shares, merger, consolidation, rights offering, or any other changes in the corporate structure or shares of the Company, appropriate adjustments will be made by the Compensation Committee (or if the Company is not the surviving corporation in any such transaction, the board of directors of the surviving corporation) in the aggregate number and kind of shares subject to the plan, and the number and kind of shares and the exercise price per share subject to outstanding stock options. Any such adjustments made by the Compensation Committee will be conclusive and binding for all purposes under the plan.

Amendment and Termination. The Board may suspend or terminate the Stock Incentive Plan (as amended) or any portion thereof at any time, and may amend the Stock Incentive Plan (as amended) from time to time in such respects as the Board may deem advisable in order that any awards granted under the plan conform to any change in applicable laws or regulations or in any other respect the Board may deem to be in the best interests of the Company. No such amendment, suspension, or termination, however, may materially adversely alter or impair any outstanding awards without the consent of the affected participant.

No Stock Option Repricing. The Compensation Committee may not (i) amend a stock option to reduce its exercise price, (ii) cancel a stock option and re-grant a stock option with a lower exercise price than the original exercise price of the cancelled stock option, or (iii) take any other action (whether in the form of an amendment, cancellation or replacement grant) that has the effect of “re-pricing” a stock option.

Right of Recapture. If, at any time within one year after the date on which a participant exercises a stock option (a “realization event”), the Compensation Committee determines in its discretion that the Company has been materially harmed by the participant, whether such harm (i) results in the participant’s termination of employment or service for cause (as defined in the plan) or (ii) results from any activity of the participant determined by the Compensation Committee to be in competition with any activity of the Company, or otherwise prejudicial, contrary or harmful to the interests of the Company (including, but not limited to, accepting employment with or serving as a consultant, adviser or in any other capacity to an entity that is in competition with or acting against the interests of the Company), then any gain realized by the participant from the realization event will be paid by the participant to the Company upon notice from the Company. Such gain will be determined as of the date of the realization event, without regard to any subsequent change in the fair market value of the common stock. The Company will have the right to offset such gain against any amounts otherwise owed to the participant by the Company (whether as wages, vacation pay, or pursuant to any benefit plan or other compensatory arrangement).

Federal Tax Aspects

The following is a general summary under current law of the material federal income tax consequences of the grant, vesting and exercise of awards under the Stock Incentive Plan (as amended). This summary deals with general tax principles that apply only to employees who are citizens or residents of the United States and is provided only for general information purposes. The following discussion does not address the tax consequences of Awards that may be subject to and do not comply with the rules and guidance issued pursuant to Section 409A of the Code. Section 409A has implications that affect traditional deferred compensation plans, as well as certain equity awards. Accordingly, additional adverse tax consequences could apply to certain equity awards as a result of Section 409A based on the terms of the equity awards or modifications that have been made to the provisions of the equity awards.

The following discussion does not purport to be complete, and does not cover, among other things, federal employment tax and state and local income and employment tax treatment of participants in the Stock Incentive Plan. Tax laws are complex and subject to change and may vary depending on individual circumstances and from locality to locality. The summary does not discuss all aspects of income taxation that may be relevant in light of personal investment circumstances. This summarized tax information is not tax advice.

Stock Options. If a participant is granted a stock option under the Stock Incentive Plan, the participant should not have taxable income on the grant or vesting of the stock option. The participant generally will recognize ordinary income at the time of exercise in an amount equal to the aggregate fair market value of the common stock purchased at such time, less the aggregate exercise price paid for such common stock. The participant’s initial basis in each share of common stock generally will be the fair market value of a share of common stock on the date the participant exercises the stock option.

Restricted Stock Units. A participant will generally not recognize taxable income at the time of the grant of a RSU or when the RSU vests. When an award is paid (whether it is at or after the time that the award vests), the participant will recognize ordinary income. In the event of an award that is paid or settled at a time following the vesting date, income tax may be deferred beyond vesting and until shares are actually delivered or payment is made to the participant if deferred in compliance with the timing of distributions and other requirements under Section 409A of the Code.

Restricted Stock. Generally, a participant will not have taxable income upon grant of restricted stock. Instead, he or she will recognize ordinary income, if any, at the time of vesting equal to the fair market value of the shares received (determined as of the date of vesting) minus any amount paid for the shares.

Unrestricted Stock Awards. A participant who receives an unrestricted stock award generally will recognize ordinary income in an amount equal to the fair market value of the common stock received.

Dividend Equivalent Rights. A participant who receives dividend equivalent rights generally will not recognize taxable income at the time of grant. However, at the time payments are made in respect of such an award, whether in cash or in common stock, the participant generally will recognize ordinary income equal to the value received.

Tax Deductions. Generally the Company will be entitled to a tax deduction in connection with an award under the Stock Incentive Plan (as amended) in an amount equal to the ordinary income realized by a participant and at the time the participant recognizes such income (for example, the exercise of a stock option), provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an “excess parachute payment” within the meaning of Section 280G of the Code and is not disallowed by the $1 million limitation on certain executive compensation under Section 162(m) of the Code.

In general, Section 162(m) of the Code limits our compensation deduction to $1,000,000 paid in any tax year to any “covered employee” as defined under Section 162(m) of the Code. Section 162(m) of the Code may result in all or a portion of the awards granted under the Stock Incentive Plan (as amended) to “covered employees” failing to be deductible to us for federal income tax purposes. Under Section 162(m) of the Code, the annual compensation paid to any of these specified executives will be deductible only to the extent that it does not exceed $1 million. Nothing in this proposal precludes us or the Compensation Committee from making any payment or granting awards that do not qualify for tax deductibility under Section 162(m) of the Code.

Additionally, under the so-called “golden parachute” provisions of Section 280G of the Code, the accelerated vesting of options and benefits paid under other awards in connection with a change of control of a corporation may be required to be valued and taken into account in determining whether participants have received compensatory payments contingent on the change of control, in excess of certain limits. If these limits are exceeded, a portion of the amounts payable to the participant may be subject to an additional 20% federal tax and may be nondeductible by us.

Plan Benefits

Since the Compensation Committee in its sole discretion will authorize awards, future benefits under the Stock Incentive Plan (as amended) are not currently determinable. In 2017, the Compensation Committee approved the award of 16,853 stock options to Mr. Elliott, 19,588 stock options to Mr. Kossover and 25,000 stock options to Mr. Bontrager. The Compensation Committee also approved the award of 1,992 restricted stock units to Mr. Elliott, 1,244 restricted stock units to Mr. Kossover and 3,284 restricted stock units to Mr. Bontrager. For additional details concerning the vesting terms of these options and restricted stock units see the information under the heading “Outstanding Equity Awards at Fiscal Year End.”

Summary

We believe strongly that the approval of the Stock Incentive Plan (as amended) is essential to our success. Awards such as those provided under the Stock Incentive Plan (as amended) constitute an important incentive for our key employees and other service providers and help us to attract, retain and motivate people whose skills and performance are critical to our success. Our employees are our most valuable asset. We strongly believe that the Stock Incentive Plan (as amended) is an important tool that enables us to compete for talent in the challenging labor markets in which we operate.

Vote Required

The approval of the amendment of the Stock Incentive Plan will require the affirmative vote of the holders of a majority of the Class A Common Stock present in person or represented by proxy at the Annual Meeting. An abstention with respect to approval of the amendment to the Stock Incentive Plan will have the effect of a vote against the approval of the amendment. A broker non-vote will not affect the outcome of this proposal.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” APPROVAL OF THE AMENDMENT TO THE STOCK INCENTIVE PLAN TO INCREASE BY 600,000 THE NUMBER OF SHARES OF CLASS A COMMON STOCK AVAILABLE FOR ISSUANCE UNDER SUCH PLAN.

DATE FOR SUBMISSION OF STOCKHOLDER PROPOSALS FOR 2019 ANNUAL MEETING

Any stockholder desiring to present a stockholder proposal at the Company’s 2019 annual meeting of stockholders and to have the proposal included in the Company’s related proxy statement pursuant to Rule 14a-8 of the Exchange Act must send the proposal to: Secretary, Equity Bancshares, Inc., 7701 East Kellogg Drive, Suite 300 Wichita, Kansas 67207, so that it is received no later than November 27, 2018. All such proposals should be in compliance with SEC rules and regulations. The Company will only include in its proxy materials those stockholder proposals that it receives before the deadline and that are proper for stockholder action.

In addition, our Articles provide that only such business which is properly brought before a meeting of the stockholders will be conducted. For business to be properly brought before a meeting or nominations of persons for election to the Board to be properly made at a meeting by a stockholder, notice must be received by the Secretary of the Company at our offices no less than one hundred twenty (120) days prior to the day corresponding to the date on which the Company released its proxy statement in connection with the previous year’s annual meeting; provided, however, that if the date of the annual meeting has been changed by more than thirty (30) days from the date of the previous year’s annual meeting, such notice must be received by the Secretary a reasonable time prior to the time at which notice of such meeting is delivered to the stockholders. Such notice to us must also provide certain information set forth in the Company’s Articles. A copy of our Articles may be obtained upon written request to the Secretary of the Company or by visiting our corporate website at investor.equitybank.com.

ANNUAL REPORT ON FORM 10-K

We will furnish, without charge, a copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2017, as filed with the SEC, to any stockholder upon written request to Investor Relations, Equity Bancshares, Inc., 7701 East Kellogg Drive, Suite 300 Wichita, Kansas 67207.

Our Annual Report on Form 10-K, including consolidated financial statements and related notes, for the fiscal year ended December 31, 2017, as filed with the SEC, accompanies but does not constitute part of this Proxy Statement.

OTHER MATTERS

The Board does not intend to bring any other matter before the Annual Meeting and does not know of any other matters that are to be presented for action at the Annual Meeting. However, if any other matter does properly come before the Annual Meeting or any adjournment thereof, the proxies will be voted in accordance with the discretion of the person or persons voting the proxies.

APPENDIX A

EQUITY BANCSHARES, INC.

AMENDED AND RESTATED 2013 STOCK INCENTIVE PLAN

ARTICLE I

PURPOSE AND EFFECTIVE DATE

1.1	Purpose. The purpose of the Plan is to provide equity incentives for employees, non-employee directors, and key consultants and contractors, thereby promoting the long-term growth and financial success of the Company.

1.2	Effective Date and Expiration of Plan. The Plan was initially adopted by the Board on July 25, 2013. The Board approved the amended and restated Plan on February 25, 2016 and the Plan, as amended and restated, will become effective upon approval by the Company’s stockholders (the “Effective Date”), which approval must be obtained within twelve (12) months of the adoption of this Plan by the Board. Unless earlier terminated by the Board pursuant to Section 11.2, the Plan shall terminate on July 25, 2023. No Award shall be made pursuant to the Plan after its termination date, but Awards made prior to the termination date may extend beyond that date. Notwithstanding the foregoing, the Plan may be terminated at such earlier time as the Board may determine. Termination of the Plan will not affect the rights and obligations of the Participants and the Company arising under Awards theretofore granted and then in effect.

ARTICLE II

DEFINITIONS

2.1	The following words and phrases, as used in the Plan, shall have the meanings set forth in this Section. When applying these definitions and any other word, term or phrase used in this Plan, the form of any word, term or phrase will include any and all of its other forms.

(a)	Award means, individually or collectively, any Nonqualified Stock Option Award, Restricted Stock Award, Restricted Stock Unit Award or Unrestricted Stock Award granted pursuant to this Plan.

(b)	Award Agreement means the written agreement between the Company and each Participant that describes the terms and conditions of each Award. An Award Agreement may be in an electronic medium, may be limited to a notation on the Company’s books and records and, if approved by the Committee, need not be signed by a representative of the Company or a Participant. If there is a conflict between the terms of the Plan and the Award Agreement, the terms of the Plan will govern.

(c)	Board means the Board of Directors of the Company.

(d)

Cause, with respect to any Participant, means: (a) gross negligence or gross neglect of duties; or (b) commission of a felony or of a gross misdemeanor involving moral turpitude in connection with the Participant’s employment or service, as the case may be, with the Company or any of its Subsidiaries; or (c) fraud, disloyalty, dishonesty or willful violation of any law or significant Company policy committed in connection with the Participant’s employment or provision of services, as the case may be; or (d) issuance of an order for removal of the Participant by the Company’s banks regulators. Any determination of “Cause” under this Plan shall be made by the Committee in its sole discretion, which determination shall be final and binding on all parties. If, subsequent to a Participant’s Termination (whether voluntary or involuntary), it is discovered that the Participant’s employment could have been terminated for Cause, such Participant’s employment shall be deemed to have been terminated for

Cause. A Participant’s Termination for Cause shall be effective as of the date of the occurrence of the event giving rise to Cause, regardless of when the determination of Cause is made. In the event that the Participant is a party to an employment agreement that includes a definition of “Cause,” the employment agreement shall control with respect to the definition of “Cause.”

(e)	Code means the Internal Revenue Code of 1986, as amended or superseded after the Effective Date, and any applicable rulings or regulations issued thereunder.

(f)	Company means Equity Bancshares, Inc., a Kansas corporation.

(g)	Company Director means a non-employee member of the Board.

(h)	Company Stock means the Company’s common shares, without par value per share.

(i)	Committee means the Compensation Committee of the Board (or the full Board in the absence of any such Compensation Committee).

(j)	Covered Employee means any employee who is or, in the Committee’s determination, is likely to be, a “covered employee” within the meaning of Section 162(m) of the Code.

(k)	Disability means the Participant is unable to engage in any substantial gainful activity by reason of a medically determinable physical or mental impairment which can be expected to last for a continuous period of not less than twelve (12) months; or is, by reason of a medically determinable physical or mental impairment which can be expected to last for a continuous period of not less than twelve (12) months, receiving replacement benefits for a period of not less than three (3) months under an accident and health plan covering employee of the Company. In the event that the Participant is a party to an employment agreement that includes a definition of “Disability,” the employment agreement shall control with respect to the definition of “Disability.”

(l)	Effective Date means the date on which the Plan is approved by the Company’s stockholders, as provided in Section 1.2.

(m)	Employee means any person who, on any applicable date, is a common law employee of the Company or any Subsidiary. The Company’s employment classification of an individual shall be binding and controlling for all purposes of the Plan and shall apply irrespective of any contrary employment classification of such individual by the Internal Revenue Service, a court of competent jurisdiction or any other person or entity.

(n)	Exchange Act means the Securities Exchange Act of 1934, as amended.

(o)	Fair Market Value means, as of any specified date, an amount equal to the reported closing price of a share of Company Stock on any established stock exchange or quotation system on the specified date or, if no shares of Company Stock have been traded on such date, the closing price of a share of Company Stock on any established stock exchange or quotation system as reported on the first day prior thereto on which shares of Company Stock were so traded. If the preceding sentence does not apply, Fair Market Value shall be determined in good faith by the Committee.

(p)	Fiscal Year means the fiscal year of the Company, which is the 52-week period ending on December 31.

(q)	Non-Employee Director means either a Company Director or a Subsidiary Director.

(r)	Nonqualified Stock Option or Option means an Option granted Pursuant to the provisions of Article V, which is not intended to be an incentive stock option to purchase Company Stock as defined under Section 422 of the Code.

(s)	Option Price means the price at which Company Stock may be purchased under an Option.

(t)	Participant means an Employee, Non-Employee Director, consultant or contractor to whom an Award has been made under the Plan.

(u)	Personal Representative means the person or persons who, upon the death, Disability, or incompetency of a Participant, shall have acquired, by will or by the laws of descent and distribution or by other legal proceedings, the right to exercise an Option Award theretofore granted or made to such Participant.

(v)	Plan means this Equity Bancshares, Inc. Amended and Restated 2013 Stock Incentive Plan, as amended from time to time.

(w)	Restricted Stock means Company Stock granted under this Plan pursuant to the provisions of Article VI.

(x)	Restricted Stock Units means an Award providing for the contingent grant of Company Stock (or the cash equivalent thereof) pursuant to the provisions of Article VII.

(y)	Retirement means with respect to a Participant who is an Employee, the normal or early retirement of such Participant pursuant to the terms of the Company’s 401(k) savings plan.

(z)	Shareholders mean the shareholders of the Company.

(aa)	Subsidiary means a corporation or other entity with respect to which more than 50% of the voting securities of such corporation or other entity is owned directly or indirectly by the Company.

(bb)	Termination means a Participant’s termination of employment or service with the Company or Subsidiary.

(cc)	Unrestricted Stock means Company Stock granted under this Plan pursuant to the provisions of Article VIII.

ARTICLE III

ADMINISTRATION

3.1	Committee to Administer. The Plan shall be administered by the Committee; provided, however, the Board shall have the sole authority to grant and administer Awards for Company Directors and any reference to the “Committee” in this Plan document shall mean the “Board” when referring to such Company Director Awards.

3.2	Powers of the Compensation Committee.

(a)	The Committee shall have full power and authority to interpret and administer the Plan and to establish and amend rules and regulations for its administration. Any action or decision by the Committee shall be final, binding and conclusive with respect to the interpretation of the Plan and any Award made under it.

(b)	Subject to the provisions of the Plan, the Committee shall have authority, in its discretion, to determine those Participants who shall receive an Award, the time or times when such Award shall be made, the vesting schedule, if any, for the Award and the type of Award to be granted, the number of shares to be subject to each Option and all other terms and conditions of any Award.

(c)	The Committee shall determine and set forth in an Award Agreement the terms of each Award. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Award Agreement, in such manner and to the extent the Committee shall determine in order to carry out the purposes of the Plan. The Committee may, in its discretion, accelerate the date on which any Option may be exercised.

ARTICLE IV

ELIGIBILITY AND SHARES AVAILABLE FOR AWARD

4.1	Eligibility for Awards. An Award may be made to any Employee, Non-Employee Director or key consultants and contractors selected by the Committee. In making this selection and in determining the form and amount of the Award, the Committee may give consideration to the functions and responsibilities of the respective individuals, his or her present and potential contributions to the success of the Company, the value of his or her services to the Company, and such other factors deemed relevant by the Committee.

4.2	Shares Available Under the Plan.

(a)	Subject to adjustment under Section 11.1, the number of shares of Company Stock that may be issued pursuant to Awards under the Plan shall not exceed, in the aggregate, 1,500,000 shares.

(b)	Any Company Stock related to Awards that are forfeited, terminated, expire unexercised, tendered by a Participant in connection with the exercise of an Award, withheld from issuance in connection with a Participant’s payment of tax withholding liability, settled in cash in lieu of Company Stock, or settled in such other manner so that a portion or all of the Company Stock included in an Award are not issued to a Participant shall become automatically available for other Awards.

4.3	Tax Code Limits. Upon the expiration of the reliance period relating to the exemption for corporations that become publicly held, as specified in Treasury Regulation Section 1.162-27(f), the aggregate number of shares of Company Stock subject to Awards of Nonqualified Stock Options granted under the Plan during any calendar year to any individual Covered Employee shall not exceed 90,000 shares, which number shall be adjusted pursuant to Section 11.1.

4.4	Dividends and Dividend Equivalents. The terms of an Award may provide a Participant with the right to receive dividend payments or dividend equivalent payments with respect to shares of Company Stock covered by the Award, which payments may be either made currently or credited to an account established for the Participant, and may be settled in cash or shares of Company Stock, as determined by the Committee.

ARTICLE V

NON-QUALIFIED STOCK OPTIONS

5.1	Award of Stock Options. Awards under the Plan shall consist of Nonqualified Stock Options. All Awards shall be subject to the terms and conditions of the Plan and to such other terms and conditions consistent with the Plan as the Committee deems appropriate.

5.2	Period of Option.

(a)	An Option granted under the Plan shall be exercisable only in accordance with the vesting schedule approved by the Committee. The Committee may in its discretion prescribe additional conditions, restrictions or terms on the vesting of an Option. After the Option vests, the Option may be exercised at any time during the term of the Option, in whole or in installments, as specified in the related Award Agreement. Subject to Section 5.6, the duration of each Option shall not be more than ten years from the date of grant.

(b)	Except as provided in Section 5.6, a Participant may not exercise an Option unless such Participant is then, and continually (except for sick leave, military service, or other approved leave of absence) after the grant of the Option has been, an Employee or Non-Employee Director.

5.3	Award Agreement. Each Option shall be evidenced by an Award Agreement.

5.4	Option Price, Exercise and Payment.

(a)	The Option Price of Company Stock under each Option shall be determined by the Committee but shall be a price not less than 100 percent of the Fair Market Value of Company Stock at the date such Option is granted.

(b)	Subject to Section 5.6, the Committee may not (i) amend an Option to reduce its Option Price, (ii) cancel an Option and re-grant an Option with a lower Option Price than the original Option Price of the cancelled Option, or (iii) take any other action (whether in the form of an amendment, cancellation or replacement grant) that has the effect of “re-pricing” an Option.

(c)	Vested Options may be exercised from time to time by giving written notice to the Company’s Chief Financial Officer or his or her designee, specifying the number of shares to be purchased. The notice of exercise shall be accompanied by payment in full of the Option Price in cash or the Option Price may be paid in whole or in part through the transfer to the Company of shares of Company Stock in accordance with procedures established by the Committee from time to time. In addition, to the extent authorized by the Committee and subject to the rules and procedures established by the Committee for this purpose, an Option may also be exercised through a cashless exercise procedure that affords a Participant the opportunity to receive a number of shares of Company Stock equal to the quotient of (i) the aggregate Fair Market Value of the Option shares being exercised less the Option Price of such Option shares and less the amount of any applicable tax withholding obligations, divided by (ii) the Fair Market Value of one share of Company Stock.

(d)	In the event such Option Price is paid in whole or in part, with shares of Company Stock, the portion of the Option Price so paid shall be equal to the value, as of the date of exercise of the Option, of such shares. The value of such shares shall be equal to the number of such shares multiplied by the Fair Market Value of such shares. The Company shall not issue or transfer Company Stock upon exercise of an Option until the Option Price is fully paid.

5.5	Rights and Privileges. A Participant shall have no rights as a Shareholder with respect to any shares of Company Stock covered by an Option until the issuance of such shares to the Participant.

5.6	Termination of Employment. Subject to Article IX (Change in Control of the Company), the following provisions will govern the treatment of a Participant’s outstanding Nonqualified Stock Option Awards following a Participant’s Termination.

(a)	If the Participant’s Termination is due to death, Disability or Retirement, then all of the Participant’s outstanding Options shall become fully vested and may be exercised by the Participant (or his Personal Representative) at any time before the earlier of (i) one year after the Participant’s Termination or (ii) the expiration date of the Award.

(b)	If the Participant’s Termination is for any reason other than death, Disability, Retirement, or Cause, then (i) any Options that are not vested on the date of such Termination will immediately terminate and be of no further force and effect and (ii) any Options that are vested on the date of such Termination may be exercised by the Participant (or his Personal Representative) at any time before the earlier of (i) three months after the Participant’s Termination or (ii) the expiration date of the Award.

(c)	If the Participant’s Termination is for Cause, then all of the Participant’s outstanding Options (whether or not then vested and exercisable) shall expire and any rights thereunder shall terminate immediately.

ARTICLE VI

RESTRICTED STOCK

6.1

Award of Restricted Stock. Each grant of Restricted Stock under this Plan shall be subject to an Award Agreement, stock certificate transfer legend, or stop transfer instructions to the Company’s stock transfer agent, specifying the terms and conditions of the Award. Restricted Stock granted under this Plan shall consist of shares of Company Stock that are restricted as to transfer, subject to forfeiture, and subject to such other terms and conditions as the Committee may specify. The terms and conditions may provide, in the discretion of the Committee, for the lapse of transfer restrictions or forfeiture provisions to be accelerated or contingent upon the achievement of one or more specified performance goals.

ARTICLE VII

RESTRICTED STOCK UNITS

7.1	Award of Restricted Stock Units. Each grant of Restricted Stock Units under this Plan shall be evidenced by an Award Agreement that (a) provides for the issuance of shares of Company Stock to a Participant at such time or times as the Committee may specify, and (b) contains such other terms and conditions as the Committee may specify, including terms that condition the issuance of shares of Company Stock upon the achievement of one or more specified performance goals.

ARTICLE VIII

UNRESTRICTED STOCK

8.1	Unrestricted Stock Awards. The Committee may grant shares of Company Stock in lieu of cash compensation, pursuant to a stock award program or otherwise, without imposing any minimum vesting or holding period on such Company Stock.

ARTICLE IX

CHANGE IN CONTROL OF THE COMPANY

9.1	Contrary Provisions. Notwithstanding anything contained in the Plan to the contrary, the provisions of this Article IX shall govern and supersede any inconsistent terms or provisions of the Plan.

9.2	Change in Control. For purposes of this Plan, Change in Control shall mean the first to occur of any of the following events from and after the date of this Agreement:

(i)	Any person, entity or a “group” (as defined in Section 13(d)(3) of the Securities Exchange Act, as amended (the “Exchange Act”)) becomes the beneficial owner, directly or indirectly of securities of the Company representing 50% or more of: (a) the then outstanding shares of Company Stock; (b) the combined voting power of the Company’ then outstanding securities; or (c) the fair market value of all the Company’ then outstanding securities; provided, however, if any person, entity or group is considered to own more than 50% of (a) the then outstanding shares of the Common Stock; (b) the combined voting power of the Company’s then outstanding securities; or (c) the fair market value of all the Company’s then outstanding securities, the acquisition of additional securities by the same person, entity or group shall not be deemed to be a Change in Control; or

(ii)	The majority of the members of the Board is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election; or

(iii)

The consummation of a merger or consolidation of the Company with any other entity other than (a) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) 50% or more of the combined voting power of the voting securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (b) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person, entity or “group” (as defined in Section 13(d)(3) of the Exchange Act) is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing 50% or more of: (a) the then outstanding shares of Common Stock; (b) the combined voting power of the Company’s then outstanding securities; or (c) the fair market value of all the Company’s then outstanding securities; or

(iv)	The sale or disposition of all or substantially all of the Company’s assets.

Notwithstanding the foregoing, no Change in Control shall be deemed to have occurred if there is consummated any transaction or series of integrated transactions immediately following which the holders of the common stock of the Company immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions.

For purposes of this Section, “beneficial ownership” shall be determined in accordance with Rule 13d-3 under the Exchange Act.

9.3	Effect of Change in Control on Certain Awards.

(a)	All outstanding Options, Restricted Stock, and Restricted Stock Units granted to Participants who are employed by the Company or a Subsidiary at the time of a Change in Control shall become fully vested and exercisable, unless otherwise provided in an applicable Award Agreement or as set forth in (b) below.

(b)	Notwithstanding the foregoing or any provision in this Plan or an Award Agreement to the contrary, in the event that the Company undergoes a Change in Control, or in the event the Company shall become a party to any corporate merger, consolidation, major acquisition of property for stock, separation, reorganization or liquidation, the Committee (or the board of directors of any corporation assuming the obligations of the Company) shall have the sole and absolute power and discretion to prescribe and amend the terms and conditions for the exercise, or modification, of any outstanding Awards granted hereunder. Such power and discretion shall include, but shall not be limited to, the power and authority to provide that Options granted hereunder must be exercised in connection with the closing of such transaction and that if not so exercised such Options will expire. Any such determinations by the Committee may be made generally with respect to all Participants, or may be made on a case-by-case basis with respect to particular Participants. Notwithstanding the foregoing, any transaction undertaken for the purpose of reincorporating the Company under the laws of another jurisdiction, if such transaction does not materially affect the beneficial ownership of the Company’s capital, shall not constitute a merger, consolidation, major acquisition of property for stock, separation, reorganization, liquidation, or Change in Control.

9.4	Amendment or Termination. This Article IX shall not be amended or terminated at any time if any such amendment or termination would adversely affect the rights of any Participant under the Plan.

ARTICLE X

COVENANTS AND ACKNOWLEDGMENTS

10.1

Confidentiality / Non-Solicitation / Non-Competition Agreement. If so required by the terms of the Award Agreement, the Participant shall be bound by the terms of any confidentiality, non-solicitation, non-competition, and/or similar terms however denominated in his/her employment agreement with the Company (to the extent he/she has entered into any such agreement). The provisions set out herein shall be in addition to any such terms and/or agreements between Participant and the Company. Regardless, in consideration of any Award received and the Confidential Information (as defined herein) and customer good will to which Participant has been or will be given access through his or her continued employment with the Company, the Participant acknowledges and agrees as follows (the “Agreement”):

(a)	Acknowledgements: Participant acknowledges and agrees that in the conduct of Participant’s duties, Participant may be exposed to, and, in some cases, to come into possession of certain documents, lists, databases, financial statements, contracts, agreements, personnel records (including evaluations, manuals, tests, etc.), correspondence, plans, records, documents, materials and other information (including but not limited to customer information), all of which pertains to the business of the Company, including its financial affairs, the terms of its agreements with customers and other parties and certain creative works and/or processes prepared by or for the Company. All such information is not generally available to the public, is a valuable, special, and unique asset of the Company’s business and constitutes trade secrets/confidential proprietary information of the Company (the “Confidential Information”). Participant further acknowledges the misappropriation or unauthorized disclosure of Confidential Information at any time is prohibited and will cause the Company irreparable injury. Participant further acknowledges that the Company’s relationships with its customers, employees, and other business associations are among the Company’s most important assets and that developing, maintaining, and continuing such relationships is one of the Company’s highest priorities. Participant further understands Participant will be relied upon to develop and to maintain such relationships on behalf of the Company throughout the course of Participant’s employment with the Company.

(b)	Non-Disclosure, Non-Removal, and Return of Documents: Participant expressly covenants and agrees that during and after the term of Participant’s employment by the Company, Participant will never divulge any Confidential Information imparted to or obtained by Participant during the course of said employment except as directed by the Company or by a court having jurisdiction and directing the disclosure of any such information by court order with appropriate provisions to protect the confidentiality of such records to the extent practicable. Other than in the ordinary course of business, Participant shall not directly or indirectly copy, take, or remove from the Company’s premises any of the Company’s Confidential Information without the prior written consent of the Company. At the request of the Company or upon Participant’s Separation from Service for any reason, Participant shall immediately return and surrender to the Company originals and all copies of any the Company property, including but not limited to its Confidential Information.

(c)	Non-Solicitation: Participant agrees that, during the period of Participant’s employment and for a period of twelve (12) months following his/her Separation from Service (“the Non-Solicitation Restricted Period”), the Participant will not directly or indirectly solicit, divert, or take away, or attempt to solicit, divert, or take away, (i) the business or patronage of any of the clients, customers, or accounts, or prospective clients, customers, or accounts, of the Company, or (ii) any employee of the Company to terminate his or her employment with, or otherwise cease a relationship with, the Company.

(d)	Non-Competition: Participant agrees that, during the period of Participant’s employment and for a period of twelve (12) months following his/her Separation from Service (“the Non-Competition Restricted Period”), the Participant will not directly or indirectly, either individually or as a principal, partner, employee, agent or in any other manner or capacity whatsoever, engage in, assist or have any active interest in a business, located in any county where the Company has a physical location, that competes with or engages in the business conducted by the Company

(e)

Judicial Modification: the Company and Participant have attempted to limit Participant’s rights in Sections 10.1(a) – (d) above only as reasonably necessary to the extent permitted by applicable law and necessary to protect the Company from unfair competition. In the event the Company seeks to enforce the restrictions in Sections 10.1(a) – (d), Participant agrees not to seek to avoid such enforcement on the ground such restrictions are unreasonable in scope and/or duration. Further, if a Court of competent jurisdiction determines the restrictions contained in Sections 10.1(a) – (d) are too long in duration or too broad in geographic scope to be reasonable and enforceable, then the Court shall amend such a provision only so much as shall be necessary for the restrictions contained herein to be enforceable.

(f)	Legal and Equitable Relief: Participant agrees and stipulates that the restrictions contained in Sections 10.1(a) – (d) are necessary for the protection of the legitimate business interests, goodwill, and privacy of the Company and its customers. Any breach of Sections 10.1(a) – (d) will cause the Company substantial and irrevocable damage. Further, in addition to such other remedies that may be available, including the recovery of damages from Participant, the Company shall have the right to injunctive relief to restrain or enjoin any actual or threatened breach of the provisions of Sections 10.1(a) – (d), without posting bond. If the Company prevails in whole or in part in a legal proceeding to remedy a breach or threatened breach of this Agreement, then the Company shall be entitled to recover its reasonable attorney’s fees, expert witness fees, and out-of-pocket costs incurred in connection with such proceeding, in addition to any other relief it may be granted.

(g)	Tolling of Agreement: To the extent Participant violates the provisions of Sections 10.1(c) and/or 10.1(d) above, the running of the Non-Solicitation Restricted Period and/or the Non-Competition Restricted Period shall be tolled during such period of violation.

ARTICLE XI

MISCELLANEOUS

11.1	Adjustments Upon Changes in Stock. In case of any reorganization, recapitalization, reclassification, stock split, stock dividend, distribution, combination of shares, merger, consolidation, rights offering, or any other changes in the corporate structure or shares of the Company, appropriate adjustments shall be made by the Committee (or if the Company is not the surviving corporation in any such transaction, the board of directors of the surviving corporation) in the aggregate number and kind of shares subject to the Plan, and the number and kind of shares and the Option Price per share subject to outstanding Options. Any such adjustments made by the Committee pursuant to this Section 11.1 shall be conclusive and binding for all purposes under the Plan.

11.2	Amendment, Suspension, and Termination of Plan.

(a)	The Board may suspend or terminate the Plan or any portion thereof at any time, and may amend the Plan from time to time in such respects as the Board may deem advisable in order that any Awards thereunder shall conform to any change in applicable laws or regulations or in any other respect the Board may deem to be in the best interests of the Company; provided, however, no such amendment, suspension, or termination shall materially adversely alter or impair any outstanding Awards without the consent of the Participant affected thereby.

(b)	Notwithstanding the foregoing, the Plan and any Award Agreements may be amended without any additional consideration to affected Participants to the extent necessary to comply with, or avoid penalties under, Section 409A of the Code, even if those amendments reduce, restrict or eliminate rights granted prior to such amendments.

11.3	Non-uniform Determinations. The Committee’s determinations under the Plan, including without limitation, (i) the determination of the individual to receive Awards, (ii) the form, amount, and timing of any Awards, (iii) the terms and provisions of any Awards and (iv) the Award Agreements evidencing the same, need not be uniform and may be made by it selectively among individuals who receive, or who are eligible to receive, Awards under the Plan, whether or not such individuals are similarly situated.

11.4

General Restriction. Each Award under the Plan shall be subject to the condition that, if at any time the Committee shall determine that (i) the listing, registration, or qualification of the shares of Company Stock subject or related thereto upon any securities exchange or under any state or federal law, (ii) the consent or approval of any government or regulatory body, or (iii) an agreement by the Participant with respect thereto, is necessary or desirable, then such Award shall not become exercisable in whole or in part unless such listing, registration, qualification, consent, approval, or agreement shall have been effected or obtained free of any conditions not acceptable to the Committee.

11.5	No Right to Employment. None of the actions of the Company in establishing the Plan, the actions taken by the Company, the Board or the Committee under the Plan, or the granting of any Award under the Plan shall be deemed (i) to create any obligation on the part of the Company or any Subsidiary to retain any person in the employ of, or continue the provision of services to, the Company or any Subsidiary, or (ii) to be evidence of any agreement or understanding, express or implied, that the person has a right to continue as an employee, consultant, or advisor for any period of time or at any particular rate of compensation.

11.6	Governing Law. The provisions of the Plan shall take precedence over any conflicting provision contained in an Award Agreement. All matters relating to the Plan or to Awards granted hereunder shall be governed by and construed in accordance with the laws of the State of Kansas without regard to the principles of conflict of laws.

11.7	Indemnification of Board and Committee. Indemnification shall be in accordance with the Code of Regulations as amended by the Company’s shareholders from time to time.

11.8	No Impact on Benefits. Awards are not compensation for purposes of calculating a Participant’s rights under any employee benefit plan that does not specifically require the inclusion of Awards in calculating benefits.

11.9	Beneficiary Designation. Each Participant may name a beneficiary or beneficiaries to receive or exercise any vested Award that is unpaid or unexercised at the Participant’s death. Unless otherwise provided in the beneficiary designation, each designation will revoke all prior designations made by the same Participant, must be made on a form prescribed by the Committee and will be effective only when filed in writing with the Committee. If a Participant has not made an effective beneficiary designation, the deceased Participant’s beneficiary will be the Participant’s surviving spouse or, if none, the deceased Participant’s estate. The identity of a Participant’s designated beneficiary will be based only on the information included in the latest beneficiary designation form completed by the Participant and will not be inferred from any other evidence.

11.10	Tax Withholding. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, the minimum statutory amount to satisfy federal, state and local taxes required by law or regulation to be withheld with respect to any taxable event arising as a result of the Plan. With respect to withholding required upon any taxable event arising as a result of an Award granted hereunder, a Participant may elect, subject to the approval of the Committee, to satisfy the withholding requirement, in whole or in part, by having the Company withhold shares of Company Stock having a Fair Market Value on the date the tax is to be determined equal to the minimum statutory total tax that could be imposed on the transaction. All such elections shall be irrevocable, made in writing and signed by the Participant, and shall be subject to any restrictions or limitations that the Committee, in its sole discretion, deems appropriate.

11.11

Right of Recapture. If, at any time within one year after the date on which a Participant exercises an Option (a “realization event”), the Committee determines in its discretion that the Company has been materially harmed by the Participant, whether such harm (a) results in the Participant’s Termination for Cause or (b) results from any activity of the Participant determined by the Committee to be in competition with any activity of the Company, or otherwise prejudicial, contrary or harmful to the interests of the Company (including, but not limited to, accepting employment with or serving as a consultant, adviser or in any other capacity to an entity that is in competition with or acting against the interests of the Company), then any gain realized by the Participant from the realization event shall be paid by the Participant to the Company upon notice from the Company. Such gain shall be determined as of the date of the realization event, without regard to any subsequent change in the Fair Market Value of the Company

Stock. The Company shall have the right to offset such gain against any amounts otherwise owed to the Participant by the Company (whether as wages, vacation pay, or pursuant to any benefit plan or other compensatory arrangement).

11.12	Investment Representations. As a condition to the exercise or granting of an Award, the Committee may require the person exercising or receiving such Award to represent and warrant that the shares of Company Stock are being purchased only for investment and without any present intention to sell or distribute such shares of Company Stock if, in the opinion of counsel for the Company, such a representation is required.

11.13	Compliance with Section 409A of the Internal Revenue Code. If applicable, any Award made under this Plan shall be interpreted and administered in a manner so that any amount or benefit payable with respect to such Award shall be paid or provided in a manner that is either exempt from or compliant with the requirements Section 409A of the Code, and applicable Internal Revenue Service guidance and Treasury Regulations issued thereunder. Notwithstanding anything in this Plan to the contrary, all payments and benefits under an Award that would constitute non-exempt “deferred compensation” for purposes of Section 409A of the Code and that would otherwise be payable or distributable hereunder by reason of a Participant’s termination of employment, will not be payable or distributable to such Participant unless the circumstances giving rise to such termination of employment meet any description or definition of “separation from service” in Section 409A of the Code and applicable regulations (without giving effect to any elective provisions that may be available under such definition). If this provision prevents the payment or distribution of any amount or benefit, such payment or distribution shall be made on the date, if any, on which an event occurs that constitutes a Section 409A-compliant “separation from service.” Further, to the extent a Participant is a “specified employee” within the meaning of Section 409A of the Code, then payment may not be made before the date which is six (6) months after the date of separation from service (or, if earlier, the date of death of such Participant).

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EQUITY BANCSHARES, INC.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY.

Your internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 6:00 p.m., Central Time, on April 24, 2018.

INTERNET/MOBILE – www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided

PROXY - EQUITY BANCSHARES, INC.

▲  FOLD HERE • DO NOT SEPARATE • INSERT IN THE ENVELOPE PROVIDED  ▲

	Please mark your votes like this	X
THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED “FOR” ITEMS 1, 2 AND 3 AND IN THE PROXIES’ DISCRETION ON ANY OTHER MATTERS COMING BEFORE THE MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”:

1. Election of Directors	FOR	AGAINST	ABSTAIN

(1) Brad S. Elliott	☐	☐	☐

(2) Gregory H. Kossover	☐	☐	☐

(3) Harvey R. Sorensen	☐	☐	☐

	FOR	AGAINST	ABSTAIN
2. Ratification of Crowe Chizek LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2018.	☐	☐	☐

3. Approval of the amendment of the Company’s Stock Incentive Plan to increase the number of shares available for issuance under such plan.	FOR ☐	AGAINST ☐	ABSTAIN ☐

THE BOARD OF DIRECTORS RECOMMENDS A
VOTE “FOR” ITEMS 1, 2 AND 3.

Please mark here if you plan to attend the annual
meeting:  ☐

CONTROL NUMBER

Signature	Signature, if held jointly	Date	, 2018.

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

Important Notice Regarding the Internet Availability of Proxy Materials

for the 2018 Annual Meeting of Stockholders to be held April 25, 2018

The Notice of 2018 Annual Meeting, Proxy Statement and our 2017 Annual

Report to Stockholders are available at investor.equitybank.com.

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN THE ENVELOPE PROVIDED ▲

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

EQUITY BANCSHARES, INC.

Annual Meeting of Stockholders

April 25, 2018, 5:00 p.m. Central Time

The 2018 Annual Meeting of Stockholders of Equity Bancshares, Inc. will be held on April 25, 2018 at 5:00 p.m., Central Time, at Wichita Country Club, 8501 E. 13th Street North, Wichita, Kansas 67206. The undersigned acknowledges receipt of the related Notice of 2018 Annual Meeting of Stockholders and Proxy Statement, dated March 21, 2018, accompanying this proxy.

The undersigned appoints Brad S. Elliott and Gregory H. Kossover, and each of them, as proxies, each with the power to appoint his substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of Class A common stock, par value $0.01 per share, of Equity Bancshares, Inc. held of record by the undersigned at the close of business on March 13, 2018 at the 2018 Annual Meeting of Stockholders of Equity Bancshares, Inc. or at any adjournment or postponement thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED FOR ITEMS 1, 2 AND 3, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXIES HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

(Continued, and to be marked, dated and signed, on the other side)